UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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CollaGenex Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COLLAGENEX PHARMACEUTICALS, INC.

41 University Drive

Newtown, PA 18940

April [    ], 2007

To Our Stockholders:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of CollaGenex Pharmaceuticals, Inc. at 8:30 A.M., local time, on Wednesday, May 23, 2007, at the Philadelphia Marriott Downtown Hotel, 1201 Market Street, Philadelphia, Pennsylvania 19107.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

Colin W. Stewart
President and Chief Executive Officer

COLLAGENEX PHARMACEUTICALS, INC.

41 University Drive
Newtown, PA 18940

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 23, 2007

The 2007 Annual Meeting of Stockholders of COLLAGENEX PHARMACEUTICALS, INC., a Delaware corporation, will be held at the Philadelphia Marriott Downtown Hotel, 1201 Market Street, Philadelphia, Pennsylvania 19107, on Wednesday, May 23, 2007, at 8:30 A.M., local time, for the following purposes:

(1)         To elect eight directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2)         To approve a proposal to issue greater than 2,900,814 shares of our common stock, if necessary, upon conversion of the outstanding shares of our Series D-1 preferred stock as required by NASDAQ Marketplace Rule 4350;

(3)         To ratify the selection by the Audit Committee of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2007; and

(4)         To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Holders of our common stock and Series D-1 preferred stock of record at the close of business on April 5, 2007 are entitled to notice of and to vote at the 2007 Annual Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 41 University Drive, Newtown, Pennsylvania 18940, during ordinary business hours, for a period of ten days prior to the 2007 Annual Meeting as well as on the day of the 2007 Annual Meeting. The 2007 Annual Meeting may be adjourned from time to time without notice other than by announcement at the 2007 Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE US THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors,

Andrew K.W. Powell
Secretary

Newtown, Pennsylvania

April [    ], 2007

Our 2006 Annual Report accompanies the Proxy Statement.

COLLAGENEX PHARMACEUTICALS, INC.
41 University Drive
Newtown, PA 18940

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CollaGenex Pharmaceuticals, Inc., also referred to in this Proxy Statement as the “Company,” “CollaGenex,” “we” or “us,” of proxies to be voted at our 2007 Annual Meeting of Stockholders, or the Annual Meeting, to be held on Wednesday, May 23, 2007 at the Philadelphia Marriott Downtown Hotel, 1201 Market Street, Philadelphia, Pennsylvania 19107 at 8:30 a.m., local time, and at any adjournment or adjournments thereof. Holders of record of our common stock, $.01 par value per share, and Series D-1 cumulative convertible preferred stock, $.01 par value per share, as of the close of business on April 5, 2007, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof. As of that date, there were 21,277,029 shares of our common stock issued and outstanding and entitled to vote and 200,000 shares of our Series D-1 preferred stock issued and outstanding and entitled to vote. Such shares of Series D-1 preferred stock were, as of such date, convertible into 2,352,938 shares of common stock and entitled to an aggregate of 1,792,115 votes on an as converted to common stock basis, assuming for such purpose a conversion price of $11.16 per share. Except for Proposal No. 1 to elect the Series D-1 Director (as hereinafter defined), as set forth below, each share of common stock is entitled to one vote on any matter presented at the Annual Meeting. Except for Proposal No. 1 to elect the common stock directors and Proposal No. 2, as set forth below, each share of Series D-1 preferred stock is entitled to the number of votes equal to the number of shares of common stock into which such share of Series D-1 preferred stock could be converted on the record date for the vote, assuming for such purpose a conversion price of $11.16 per share. The aggregate number of common stock votes entitled to be cast at the Annual Meeting is 23,069,144, including the 1,792,115 aggregate votes entitled to be cast by the holders of the Series D-1 preferred stock on an as converted to common stock basis, assuming for such purpose a conversion price of $11.16 per share.

If proxies in the accompanying form are properly executed and returned, the shares of common stock and Series D-1 preferred stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of common stock and Series D-1 preferred stock represented by the proxies will be voted: (i) FOR, as applicable, the election of the eight nominees named below as directors, (ii) FOR the approval of a proposal to issue greater than 2,900,814 shares of our common stock, if necessary, upon conversion of the outstanding shares of our Series D-1 preferred stock as required by NASDAQ Marketplace Rule 4350; (iii) FOR the ratification of the selection by the Audit Committee of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2007; and (iv) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Annual Meeting or any adjournment or adjournments thereof. Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Annual Meeting. The mere presence at the Annual Meeting of the person appointing a proxy does not, however, revoke the appointment.

The quorum requirements and votes required for each of our proposals are as follows:

Proposal	Description	Quorum Requirement	Votes Required
No. 1	Election of seven common stock directors.	The presence, in person or by proxy, of holders of shares of common stock having a majority of the votes entitled to be cast.	The affirmative vote by the holders of a plurality of the shares of common stock represented at the Annual Meeting, provided a quorum is present in person or by proxy.
No. 1	Election of one Series D-1 director.	The presence, in person or by proxy, of holders of shares of Series D-1 preferred stock having a majority of the votes entitled to be cast.	The affirmative vote by the holders of a majority of the shares of Series D-1 preferred stock represented at the Annual Meeting, provided a quorum is present in person or by proxy.
No. 2	Issue greater than 2,900,814 shares of our common stock, if necessary, upon conversion of the outstanding shares of our Series D-1 preferred stock as required by NASDAQ Marketplace Rule 4350.	The presence, in person or by proxy, of holders of shares of common stock having a majority of the votes entitled to be cast.

The affirmative vote by the holders of a majority of the shares of common stock represented at the Annual Meeting, provided a quorum is present in person or by proxy. The holders of the Series D-1 preferred stock are not entitled to vote on this proposal.

No. 3	Ratify the selection by the Audit Committee of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2007.

The presence, in person or by proxy, of holders of shares representing a majority of the total issued and outstanding common stock, including the shares of common stock underlying the Series D-1 preferred stock to be voted on an as converted to common stock basis.

The affirmative vote by the holders of a majority of the shares of common stock and Series D-1 preferred stock, voting together as a single class, represented at the Annual Meeting, provided a quorum is present in person or by proxy.

Abstentions are included in the shares present at the Annual Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Annual Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

This Proxy Statement, together with the related proxy cards, is being mailed to our stockholders on or about April [    ], 2007. The Annual Report to Stockholders of the Company for the year ended December 31, 2006, including consolidated financial statements, is being mailed together with this Proxy Statement to all stockholders of record as of April 5, 2007. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of April 5, 2007.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, eight directors are to be elected (which number shall constitute our entire Board of Directors) to hold office until the 2008 Annual Meeting of Stockholders and until their successors shall have been elected and qualified. The holders of common stock, voting as a class, will elect seven directors. The holders of Series D-1 preferred stock, voting as a class, will elect one director, referred to in this Proxy Statement as the “Series D-1 Director”.

It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as directors of the persons whose names and biographies appear below. All such persons are, at present, members of our Board of Directors. In the event that any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by our Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

The current members of our Board of Directors, who are also nominees for election to our Board of Directors, are as follows:

Common Stock Directors:

Name	Age	Served as a Director Since	Position(s) with the Company
Colin W. Stewart	55	2003	President and Chief Executive Officer
Peter R. Barnett, D.M.D.	55	1997	Director
Robert C. Black	64	1999	Director
James E. Daverman	57	1995	Chairman of the Board and Director
Robert J. Easton.	62	1993	Director
George M. Lasezkay, Pharm.D., J.D.	55	2005	Director
W. James O’Shea	57	2000	Director

Series D-1 Preferred Stock Director:

Name	Age	Served as a Director Since	Position(s) with the Company
Robert A. Beardsley, Ph.D.	46	2004	Director

The principal occupations and business experience, for at least the past five years, of each nominee are as follows:

Mr. Stewart joined CollaGenex in December 2003 as President and Chief Executive Officer and has been a member of our Board of Directors since December 2003. From October 1998 until joining CollaGenex, Mr. Stewart served as the president and chief executive officer of Muro Pharmaceutical, Inc., a pharmaceutical manufacturer and distributor. From 1988 to 1998, Mr. Stewart was employed by the ASTA Medica Group in a number of sales, marketing and general management positions of increasing responsibility. Prior to 1988, Mr. Stewart was employed by Sterling-Winthrop, Ltd., a United Kingdom pharmaceutical company, for 13 years in sales and general management.

Dr. Barnett has been a member of our Board of Directors since February 1997. Since March 2004, Dr. Barnett has been the president and owner of Star Ranch Dental Spa, a dental practice. From November 2003 to present, Dr. Barnett has served as an independent consultant in the managed care field. From November 2002 through October 2003, Dr. Barnett served as president, chief executive officer and director of Group Dental Service, Inc., a dental insurance company. From September 2001 to November 2002, he served as an independent healthcare consultant. From June 2000 to September 2001, Dr. Barnett was the president, chief executive officer and a member of the board of directors of HealthASPex, Inc., a claims technology firm. From January 1995 until May 2000, Dr. Barnett was the president and chief operating officer of United Dental Care, Inc., a managed dental benefits firm.

Mr. Black has been a member of our Board of Directors since September 1999. He was president of the Zeneca Pharmaceuticals Division of AstraZeneca, Inc., a pharmaceutical company, until his retirement in June 1999.

Mr. Daverman has been a member of our Board of Directors since November 1995 and became the Chairman of the Board of Directors in January 2004. Mr. Daverman is managing general partner of Redfish Partners, L.P., an investment and consulting company. Mr. Daverman also is a Senior Advisor to Robert W. Baird and Co. Incorporated, an investment banking organization, and Chairman of the Advisory Boards of Baird Venture Partners and Baird Capital Partners, Baird’s private equity businesses. Until his retirement in October 2003, Mr. Daverman served as managing general partner of Marquette Venture Partners, a venture capital investment company that he co-founded in 1986. Mr. Daverman also serves as Chairman of the Board of Directors of  Marshall Erdman & Associates, Inc. and is a member of the Board of Directors of PharMEDium Healthcare Corporation.

Mr. Easton has been a member of our Board of Directors since November 1993. Since October 2006, he has been with Apex BioVentures, a SPAC in formation which he co-founded. From May 2000 to October 2006, he has served as chairman of Easton Associates, a healthcare consulting firm. From May 1996 to May 2000, Mr. Easton was the managing director of IBM Healthcare Consulting, Inc., a health care consulting firm. Mr. Easton serves on the board of directors of Cepheid, Inc., a company that develops, manufactures and markets fully integrated diagnostics systems, as well as several privately-held companies.

Dr. Lasezkay has been a member of our Board of Directors since September 2005. Since 2002, Dr. Lasezkay has provided business development and strategic advisory services to biotechnology and emerging pharmaceutical companies through his consulting firm, Turning Point Consultants. From 1989 to 2002, Dr. Lasezkay served in various positions at Allergan, Inc., a global health care company, including Corporate Vice President, Corporate Development from 1998 to 2002, Vice President, Corporate Development from 1996 to 1998 and Assistant General Counsel from 1995 to 1996. Dr. Lasezkay serves on the board of directors of Valentis, Inc., a public biotechnology company, as well as several other private development stage pharmaceutical companies.

Mr. O’Shea has been a member of our Board of Directors since September 2000. Since October 1999, Mr. O’Shea has served as President and Chief Operating Officer and, as of March 1, 2007, assumed the position of Vice Chairman of Sepracor, Inc., a research-based pharmaceutical company. Mr. O’Shea also serves on the board of directors of Surface Logix  Inc.

Dr. Beardsley has been a member of our Board of Directors since December 2004. Since January 2003, Dr. Beardsley has served as president and chief executive officer of Kereos, Inc., a pharmaceutical research and development company. From May 2002 to September 2002, Dr. Beardsley was the acting chief executive officer of Metaphore Pharmaceuticals, a pharmaceutical company. From August 2000 to July 2006, Dr. Beardsley was a managing member of Simile Investors. Dr. Beardsley serves on the board of directors of several privately-held companies.

Pursuant to the terms of the Certificate of Designation, Preferences and Rights of the Series D-1 Cumulative Convertible Preferred Stock, the holders of the Series D-1 preferred stock, acting as a single class, have the right to designate and elect one member of our Board of Directors. The holders of the

Series D-1 preferred stock have exercised such right by designating Dr. Beardsley to serve as a member of our Board of Directors.

All directors will hold office until the 2008 Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. None of our directors are related to any other director or to any of our executive officers.

The Board of Directors recommends that stockholders, as applicable, vote FOR each of the nominees for the Board of Directors. Please note that proxies cannot be voted for a greater number of persons than the nominees named above.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. During the past year, we have continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We have also continued to review the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the Securities and Exchange Commission and the listing standards of the NASDAQ Global Market.

This section describes key corporate governance guidelines and practices that we have adopted. You can access our current committee charters, corporate governance guidelines and Code of Business Conduct and Ethics in the “Corporate Governance” section of our website located at www.collagenex.com or by writing to:  Andrew K.W. Powell, c/o CollaGenex Pharmaceuticals, Inc., 41 University Drive, Newtown, Pennsylvania 18940.

Corporate Governance Guidelines

Our Board of Directors has adopted corporate governance guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of the Company and its stockholders. These guidelines, which set forth a framework for the conduct of the Board of Directors’ business, provide that:

•       the principal responsibility of the directors is to oversee the management of the Company;

•       a majority of the members of the Board of Directors shall be independent directors;

•       the independent directors shall meet regularly in executive session;

•       directors shall have full and free access to management and, as necessary and appropriate, independent advisors;

•       new directors shall participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•       at least annually, the Board of Directors and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Board Determination of Independence

Under applicable NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that none of Messrs. Barnett, Beardsley, Black, Daverman, Easton, Lasezkay or O’Shea, who comprise our Audit, Compensation and Nominating and Corporate Governance Committees, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

In determining the independence of the directors listed above, our Board of Directors considered each of the transactions discussed in “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.”

Board Meetings and Attendance

Our Board of Directors currently consists of Colin W. Stewart, Peter R. Barnett, D.M.D., Robert A. Beardsley, Ph.D., Robert C. Black, James E. Daverman, who serves as Chairman, Robert J. Easton, George M. Lasezkay, Pharm.D., J.D. and W. James O’ Shea.  Our Amended and Restated By-Laws currently provide that the total number of directors comprising our Board of Directors shall be such number as is fixed by our Board of Directors, but in no event less than one. Pursuant to the terms of the Certificate of Designation, Preferences and Rights of the Series D-1 Cumulative Convertible Preferred Stock our Board of Directors shall consist of not less than five and not more than nine directors. Our Board of Directors has provided that our full Board of Directors shall be comprised of nine directors. Although we have nominated, and are only seeking to elect, eight members of our Board of Directors at this time, we expect to interview prospective candidates for the one vacancy. This vacancy may be filled by the vote or written consent of a majority of our directors elected by the holders of record of our common stock, and shall serve until the next annual meeting of stockholders, unless earlier removed or such director resigns.

There were eleven meetings of the Board of Directors during 2006, four of which were held telephonically. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the period in which he served as a director and the total number of meetings held by all committees on which he served during the period, if applicable.

Director Attendance at Annual Meeting of Stockholders

Our corporate governance guidelines provide that directors are expected to attend each annual meeting of stockholders. All of our directors attended the 2006 Annual Meeting of Stockholders.

Committees of the Board of Directors

Our Board of Directors has established three standing committees—Audit, Compensation, and Nominating and Corporate Governance—each of which operates under a charter that has been approved by our Board of Directors. Current copies of each committee’s charter are posted on the Corporate Governance section of our website located at www.collagenex.com.

Our Board of Directors has determined that all of the members of each of the Board of Director’s three standing committees are independent as defined under the rules of the NASDAQ Stock Market, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the “Exchange Act”.

Audit Committee of the Board of Directors

The Audit Committee currently consists of Peter R. Barnett, D.M.D., who currently serves as Chairman, Robert A. Beardsley, Ph.D., James E. Daverman and George M. Lasezkay, Pharm.D., J.D. The Audit Committee was established in March 1996 and currently acts under a charter that was adopted and approved on May 8, 2000 and that was amended and restated in each of February 2004 and March 2007. A copy of the second amended and restated Audit Committee charter is attached as Appendix A to this Proxy Statement. The Audit Committee held six meetings in 2006. It is anticipated that each of Messrs. Barnett, Beardsley, Daverman and Lasezkay, if elected to the Board of Directors by our stockholders, will continue to serve on the Audit Committee. Our Audit Committee’s responsibilities include:

•       appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•       overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from the independent registered public accounting firm;

•       reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures;

•       monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•       discussing our risk management policies;

•       establishing policies regarding hiring employees from the registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•       meeting independently with our independent registered public accounting firm and management;

•       reviewing and approving or ratifying any related person transaction; and

•       preparing the audit committee report required by Securities and Exchange Commission rules (which is included on pages 42 and 43 of this Proxy Statement).

The Board of Directors has determined that each of James E. Daverman, Peter R. Barnett and Robert A. Beardsley is an “audit committee financial expert” as defined by applicable Securities and Exchange Commission rules.

Compensation Committee of the Board of Directors

The Compensation Committee currently consists of W. James O’Shea, who serves as Chairman, Robert C. Black and Robert J. Easton. The Compensation Committee was established in March 1996 and currently acts under a charter adopted and approved in January 2004 and that was amended and restated in March 2007. The Compensation Committee held seven meetings in 2006. It is anticipated that each of Messrs. O’Shea, Black and Easton, if elected to the Board of Directors by our stockholders, will continue to serve on the Compensation Committee. Our Compensation Committee’s responsibilities include:

•       annually reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer’s compensation;

•       determining the Chief Executive Officer’s compensation;

•       reviewing and approving, or making recommendations to the Board of Directors with respect to the compensation of our other executive officers;

•       overseeing an evaluation of our senior executives;

•       overseeing and administering our cash and equity incentive plans;

•       reviewing and making recommendations to the Board of Directors with respect to director compensation;

•       reviewing and discussing annually with management our “Compensation Discussion and Analysis”, which is included beginning on page 17 of this Proxy Statement; and

•       preparing the compensation committee report required by Securities and Exchange Commission rules (which is included on page 30 of this Proxy Statement).

The processes and procedures followed by our Compensation Committee in considering and determining executive and director compensation are described below under the heading “Executive and Director Compensation Processes.”

Nominating and Corporate Governance Committee of the Board of Directors

In January 2004, our Board of Directors reconstituted our Nominating Committee to expand its responsibilities and formed a Nominating and Corporate Governance Committee, which currently consists of Robert C. Black, who serves as Chairman, Peter R. Barnett, D.M.D., and Robert J. Easton. The Nominating and Corporate Governance Committee currently acts under a charter adopted and approved in January 2004. The Nominating and Corporate Governance Committee held two meetings in 2006. It is anticipated that each of Messrs. Black, Barnett and Easton, if elected to the Board of Directors by our stockholders, will continue to serve on the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee’s responsibilities include:

•       identifying individuals qualified to become members of our Board of Directors;

•       recommending to our Board of Directors the persons to be nominated for election as directors and to each of the committees of our Board of Directors;

•       reviewing and making recommendations to the Board of Directors with respect to management succession planning;

•       reviewing and assessing the adequacy of our corporate governance guidelines and recommending any proposed changes to our Board of Directors; and

•       overseeing an annual evaluation of the Board of Directors.

The processes and procedures followed by the Nominating and Corporate Governance Committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process.”

Executive and Director Compensation Processes

The Compensation Committee has implemented an annual performance review program for our executives, under which annual performance goals are determined and set forth in writing at the beginning of each calendar year for each executive. Annual individual goals focus on contributions that facilitate the achievement of the corporate goals and are set during the first quarter of each calendar year. Individual goals are proposed by each executive and approved by the Chief Executive Officer. The Chief Executive Officer’s goals are approved by the Compensation Committee. Annual salary increases, annual bonuses, and annual stock option grants to our executives are tied to the achievement of these corporate, department and individual performance goals.

During the first calendar quarter of each year, we evaluate individual performance against the written goals for the recently completed year. Each executive’s evaluation begins with a written self-assessment, which is submitted to the Chief Executive Officer. The Chief Executive Officer then prepares a written evaluation based on the executive’s self-assessment, the Chief Executive Officer’s own evaluation and input from others within the  Company. This process leads to a recommendation by the Chief Executive Officer for annual executive salary increases, annual stock option grant and bonuses, if any, which is then reviewed and approved by the Compensation Committee. In the case of the Chief Executive Officer, his individual performance evaluation is conducted by the Compensation Committee, which determines his compensation changes and awards. For all executives, annual base salary increases, annual stock option grants and annual bonuses, to the extent granted, are implemented during the first calendar quarter of the year.

Non-management director compensation is set by our Board of Directors at the recommendation of the Compensation Committee. In developing its recommendations, the Compensation Committee is guided by the following goals: compensation should fairly pay directors for work required in a company of our size and scope; compensation should align directors’ interests with the long-term interest of stockholders; and the structure of the compensation should be simple, transparent and easy for stockholders to understand.

The Compensation Committee has delegated to Colin W. Stewart, our Chief Executive Officer, the authority to make stock option grants under our 2005 Equity Inventive Plan to those individual employees and groups of employees included in a matrix adopted by the Compensation Committee and approved as part of the annual budget approved by our Board of Directors.

Director Nomination Process

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to the members of the Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board of Directors. In addition, during 2006, the Nominating and Corporate Governance Committee retained the services of an executive search firm to help identify and evaluate potential director candidates.

In considering whether to recommend any particular candidate for inclusion in the Board of Director’s slate of recommended director nominees, the Nominating and Corporate Governance Committee applies the criteria attached to our Nominating and Corporate Governance Committee Charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all our stockholders. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the candidate(s), together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to Nominating and Corporate Governance Committee, c/o Secretary, CollaGenex Pharmaceuticals, Inc., 41 University Drive, Newtown, Pennsylvania 18940. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communicating with Independent Directors

The Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Nominating and Corporate Governance Committee, subject to advice and assistance from our Chief Executive Officer and, if requested, our outside legal counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as considered appropriate.

Under procedures approved by a majority of the independent directors, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Board of Directors considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board of Directors should address such communications to Board of Directors, c/o Secretary, CollaGenex Pharmaceuticals, Inc., 41 University Drive, Newtown, Pennsylvania 18940.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted the Code of Business Conduct and Ethics on our website, which is located at www.collagenex.com. In addition, we intend to disclose on our website all disclosures that are required by law or NASDAQ Global Market listing standards concerning any amendments to, or waivers from, any provision of the Code that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act to file initial reports of ownership and reports of changes in ownership with respect to our equity securities with the Securities and Exchange Commission. All reporting persons are required by the Securities and Exchange Commission’s regulations to furnish us with copies of all reports that such reporting persons file with the Securities and Exchange Commission pursuant to Section 16(a).

Based solely on our review of the copies of such forms received by us and upon written representations of our reporting persons received by us, except as described below, each such reporting person has filed all of their respective reports pursuant to Section 16(a) on a timely basis. Robert Easton failed to timely file a Form 4 with respect to the exercise of an option on November 9, 2006. Mr. Easton filed such information on a Form 4 with the Securities and Exchange Commission on November 14, 2006.

Compensation of Directors

2006 Director Compensation

In 2006, our non-employee directors received an annual retainer. In addition to this retainer, non-employee directors received a fee for each regularly scheduled board meeting attended in person, an annual fee for each committee on which the non-employee director served and a fee for each committee the non-employee director chaired. The table below sets forth the annual retainer, per board meeting fees, annual committee meeting fees and fees per committee chaired that were paid to our non-employee directors in 2006:

	2006 Annual Retainer(1)	Fee Per Board Meeting Attended	Annual Fee Per Committee Served	Annual Fee Per Committee Chaired
Peter R. Barnett	$15,000	$2,000	$3,000	$10,000
Robert A. Beardsley	$15,000	$2,000	$3,000	—
Robert C. Black	$15,000	$2,000	$3,000	$5,000
James E. Daverman	$22,500	$3,000	$3,000	—
Robert J. Easton	$15,000	$2,000	$3,000	—
George M. Lasezkay	$15,000	$2,000	$3,000	—
W. James O’Shea	$15,000	$2,000	—	$5,000

(1)          In addition, we provided reimbursement to directors for reasonable and necessary expenses incurred in connection with attendance at meetings of the Board of Directors and other Company business.

As described more fully below, the table below sets forth the compensation paid to our non-employee directors for the fiscal year ended December 31, 2006:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash(1)($)	Option Awards(2)(3)(4) ($)	Total ($)
Peter R. Barnett	$38,000	$74,942	$112,942
Robert A. Beardsley	$30,000	$42,354	$72,354
Robert C. Black	$33,000	$74,942	$107,942
James E. Daverman	$43,500	$100,735	$144,235
Robert J. Easton	$30,000	$74,942	$104,942
George M. Lasezkay	$30,000	$46,364	$76,364
W. James O’Shea	$30,000	$74,916	$104,916

(1)          The fees earned by each non-employee director consist of the following: (i) an annual retainer of $15,000, except Mr. Daverman who received an annual retainer of $22,500; (ii) a fee per board meeting attended of $2,000, except Mr. Daverman who received a fee per board meeting attended of $3,000; (iii) an annual fee per committee served of $3,000; and (iv) an annual fee of $5,000 for chairing each of the Compensation and Nominating and Corporate Governance Committees and $10,000 for chairing the Audit Committee.

(2)          Valuation based on the dollar amount recognized for financial statement reporting purposes pursuant to SFAS No. 123(R) with respect to fiscal 2006, except that such amounts do not reflect an estimate of forfeitures related to service-based vesting conditions. With respect to the non-employee directors listed above, the amounts reported in these columns reflect additional expense resulting from the requirements of the Securities and Exchange Commission to report option grants made prior to 2006 using the modified prospective transition method pursuant to SFAS No. 123(R). The assumptions used by us with respect to the valuation of option grants are more fully explained in Note 9 to our consolidated financial statements.

The individual awards reflected in the director compensation table are summarized below:

Name	Grant Date	Number of Shares Subject to Options	Amount Vested in 2006	Value of awards under modified prospective transition method pursuant to SFAS No. 123(R) ($)
Peter R. Barnett	7/8/2002	10,356	1,341	6,789
	5/20/2003	12,000	3,000	23,878
	5/25/2004	12,000	3,000	22,610
	5/25/2005	12,000	2,997	8,665
	5/24/2006	12,000	1,820	13,000
Robert A. Beardsley	12/7/2004	25,000	5,000	20,689
	5/25/2005	12,000	2,997	8,665
	5/24/2006	12,000	1,820	13,000
Robert C. Black	7/8/2002	10,356	1,341	6,789
	5/20/2003	12,000	3,000	23,878
	5/25/2004	12,000	3,000	22,610
	5/25/2005	12,000	2,997	8,665
	5/24/2006	12,000	1,820	13,000
James E. Daverman	7/8/2002	10,356	1,341	6,789
	5/20/2003	12,000	3,000	23,878
	1/29/2004	1,907	477	3,659
	5/25/2004	18,000	4,500	33,914
	5/25/2005	18,000	4,495	12,995
	5/24/2006	18,000	2,730	19,500
Robert J. Easton	7/8/2002	10,356	1,341	6,789
	5/20/2003	12,000	3,000	23,878
	5/25/2004	12,000	3,000	22,610
	5/25/2005	12,000	2,997	8,665
	5/24/2006	12,000	1,820	13,000
George M. Lasezkay	9/22/2005	25,000	4,990	33,364
	5/24/2006	12,000	1,820	13,000
W. James O’Shea	7/8/2002	10,356	1,341	6,789
	5/20/2003	14,500	3,625	23,852
	5/25/2004	12,000	3,000	22,610
	5/25/2005	12,000	2,997	8,665
	5/24/2006	12,000	1,820	13,000

(3)          On May 24, 2006, we granted our non-employee directors an option to purchase 12,000 shares of our common stock, with the exception of Mr. Daverman who was granted an option to purchase 18,000 shares of our common stock, each with an exercise price equal to the closing price of our common stock on the NASDAQ Global Market on the date of grant, or $10.74 per share. All such options shall become exercisable in four equal annual installments commencing one year after the date of grant, provided that the optionee then remains a director.

(4)          The following table shows the aggregate number of shares of common stock subject to outstanding stock options for each non-employee director as of December 31, 2006 as well as the grant date fair value of stock option grants made during 2006:

Name	Aggregate Number of Shares Subject to Outstanding Stock Options	Grant Date Fair Value of Stock Option Grants Made During 2006 ($)
Peter R. Barnett	58,356	85,714
Robert A. Beardsley	49,000	85,714
Robert C. Black	83,356	85,714
James E. Daverman	78,263	128,570
Robert J. Easton	60,356	85,714
George M. Lasezkay	37,000	85,714
W. James O’Shea	85,856	85,714

2007 Director Compensation

From January 1, 2007 through March 31, 2007, our non-employee directors received an annual retainer. In addition to this retainer, non-employee directors received a fee for each regularly scheduled board meeting attended in person, an annual fee for each committee on which the non-employee director serves and a fee for each committee the non-employee director chairs. The table below sets forth the annual retainer, per board meeting fees, annual committee meeting fees and fees per committee chaired that we paid to our non-employee directors during this period:

	2007 Annual Retainer(1)	Fee Per Board Meeting Attended	Annual Fee Per Committee Served	Annual Fee Per Committee Chaired
Peter R. Barnett	$15,000	$2,000	$3,000	$10,000
Robert A. Beardsley	$15,000	$2,000	$3,000	—
Robert C. Black	$15,000	$2,000	$3,000	$5,000
James E. Daverman	$22,500	$3,000	$3,000	—
Robert J. Easton	$15,000	$2,000	$3,000	—
George M. Lasezkay	$15,000	$2,000	$3,000	—
W. James O’Shea	$15,000	$2,000	—	$5,000

(1)          In addition, we provided reimbursement to directors for reasonable and necessary expenses incurred in connection with attendance at meetings of the Board of Directors and other Company business.

Upon re-election at our annual meetings of stockholders, each non-employee director shall automatically be granted an option to purchase 12,000 shares of our common stock, with the exception of Mr. Daverman who shall be granted an option to purchase 18,000 shares of our common stock, with an exercise price per share equal to the closing price of our common stock on the NASDAQ Global Market on the date of grant. All such options shall become exercisable in four equal annual installments commencing one year after the date of grant, provided that the optionee then remains a director.

Each new non-employee director is automatically granted an option to purchase 25,000 shares of common stock, at an exercise price per share equal to the closing price of our common stock on the NASDAQ Global Market on the date of grant. All such options shall become exercisable in five equal annual installments commencing one year after the date of grant, provided that the optionee then remains a director. The right to exercise annual installments of options will be reduced proportionately based on the optionee’s actual attendance at meetings of the Board of Directors if the optionee fails to attend at least 75% of the meetings of the Board of Directors held in any calendar year.

Effective April 1, 2007, our non-employee directors will receive an increased annual retainer and a fee for attending committee meetings. The table below sets forth the annual retainer, per board meeting fees, per committee meeting fees, annual committee meeting fees and fees per committee chaired that we will pay to our non-employee directors effective April 1, 2007:

	2007 Annual Retainer	Fee Per Board Meeting Attended	Fee Per Committee Meeting Attended	Annual Fee Per Committee Served	Annual Fee Per Committee Chaired
Peter R. Barnett	$20,000	$2,000	$1,000	$3,000	$10,000
Robert A. Beardsley	$20,000	$2,000	$1,000	$3,000	—
Robert C. Black	$20,000	$2,000	$1,000	$3,000	$5,000
James E. Daverman	$30,000	$3,000	$1,000	$3,000	—
Robert J. Easton	$20,000	$2,000	$1,000	$3,000	—
George M. Lasezkay	$20,000	$2,000	$1,000	$3,000	—
W. James O’Shea	$20,000	$2,000	$1,000	—	$5,000

Our non-employee directors will continue to receive the stock option grants described above.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Capacities in Which Served	In Current Position Since
Colin W. Stewart	55	President, Chief Executive Officer and Director	December 2003
Nancy C. Broadbent(1)	51	Senior Vice President, Chief Financial Officer and Treasurer	February 2006
David F. Pfeiffer(2)	44	Senior Vice President, Sales and Marketing	December 2000 (Vice President, Marketing since June 1997)
Klaus Theobald(3)	51	Senior Vice President and Chief Medical Officer	January 2004
Andrew K. W. Powell(4)	49	Vice President, General Counsel and Secretary	September 2004
J. Gregory Ford(5)	45	Vice President, Business Development and Strategic Planning	August 2004

(1)          Ms. Broadbent joined CollaGenex in March 1996 as Chief Financial Officer and Treasurer. She was promoted to Senior Vice President in February 2006.

(2)          Mr. Pfeiffer joined CollaGenex in June 1997 as Vice President, Marketing. He was promoted to Senior Vice President, Sales and Marketing in December 2000. From September 1995 until June 1997, Mr. Pfeiffer served as Director of Marketing, Health Management Services for SmithKline Beecham.

(3)          Dr. Theobald joined CollaGenex in January 2004 as Senior Vice President and Chief Medical Officer. Prior to joining CollaGenex, from February 2003 to January 2004, Dr. Theobald was pursuing personal interests. From June 2002 to February 2003, Dr. Theobald was the president and chief executive officer of Allergenics, Inc., a biotechnology company focused on oral protein delivery. From March 2001 to April 2002, Dr. Theobald was the chief medical officer of Genesis Therapeutics, a subsidiary of Aventis Behring. From May 1996 to May 2002, Dr. Theobald held various senior positions at Aventis Behring and its predecessor companies.

(4)          Mr. Powell joined CollaGenex in September 2004 as Vice President, General Counsel and Secretary. From June 1989 to July 2004, Mr. Powell was associate general counsel for Baxter International Inc., a global healthcare and biotechnology company.

(5)          Mr. Ford joined CollaGenex in August 2004 as Vice President, Business Development and Strategic Planning. From April 2003 to April 2004, Mr. Ford was Vice President, Global Business Development for SkyePharma U.S., Inc., a pharmaceutical company. From March 2002 to April 2003, Mr. Ford was President and a member of the board of directors of SkyePharma Canada Inc., formerly RTP Pharma, Inc.

No family relationships exist between any of our executive officers and our directors. Our executive officers are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview and Philosophy

Our compensation programs are designed to attract and retain high quality and talented executive officers, and to reward individual contribution, loyalty, teamwork and integrity. Our programs are intended to motivate executive officers to attain both short and long-term performance goals with the objective of increasing stockholder value over the long term.

We stress a philosophy that is performance driven. We believe that the performance of our Named Executives should be viewed in the context of general economic conditions, our industry, the competitive landscape and our performance. We also believe that their compensation should not be based on the short-term performance of our stock price, because we expect that the price of our stock in the long-term will better reflect our true operating performance, and ultimately, the effectiveness of the management of CollaGenex by our Named Executives.

In determining total compensation, we do not have an exact formula for allocating between cash and non-cash compensation. We try, however, to balance long-term equity and short-term cash compensation by offering reasonable base salaries and opportunities for growth through our stock option and other equity incentive programs. We believe that our total compensation of Named Executives is competitive with comparable positions at companies in our industry and of comparable size.

Our compensation philosophy emphasizing performance permeates total compensation for both executives and non-executives. We believe that the design of executive compensation programs affects all of our employees and, because the performance of every employee is important to our success, we are cognizant of the effect that executive compensation may have on each member of our team.

The Compensation Committee of our Board of Directors, in accordance with its written charter, oversees all aspects of our director, officer and other executive compensation policies. The Compensation Committee also approves the individual compensation of our executive officers, including the Named Executives. The Compensation Committee reviews and approves annual and long-term performance goals under our incentive compensation plans and oversees the annual review and evaluation of the corporate and individual performance of each Named Executive. In addition, the Compensation Committee meets at least annually with the Chief Executive Officer to review his performance and to discuss his assessment of the performance of the other Named Executives.

Although we did not retain a compensation consultant in 2006 to review our policies and procedures, we use surveys, such as the Radford survey, to benchmark both the nature and overall level of compensation paid to our Named Executives and our directors. We also commissioned Towers Perrin to compile data for us with respect to executive compensation drawn from comparable companies in the specialty pharmaceutical sector.

We do not require executives or directors to maintain any specific level of ownership in our stock, and, except as is required under the laws relating to insider trading, we do not restrict executives from hedging the economic risk of owning our shares.

Role of Chief Executive Officer in Compensation Decisions

At the request of the Compensation Committee, our Chief Executive Officer attends all or portions of periodic meetings, but does not attend portions of any meeting in which the Compensation Committee is discussing his compensation or performance. In addition, our Compensation Committee seeks input from our Chief Executive Officer with respect to, among other things:

•       the development of corporate and business performance objectives against which the payment of executive bonuses will be made and his assessment of the extent to which other Named Executives have achieved such objectives; and

•       executive compensation trends among specialty pharmaceutical companies, including the overall blend of salary, bonus and equity compensation within such group and his recommendations pertaining to our executive compensation program.

The Chief Executive Officer submits to the Compensation Committee the goals of the Named Executives to which executive bonuses are linked. These goals are subject to the review and approval of the Compensation Committee. The Chief Executive Officer also conducts periodic discussions with each Named Executive regarding such Named Executive’s progress in relation to established metrics and goals.

Elements of Compensation

Our compensation program is designed to reward each Named Executive based upon a combination of corporate performance and individual performance. Corporate performance is generally evaluated by reviewing the extent to which strategic goals are met, including the achievement of:  specified operational and financial goals, such as revenue and net income (loss) targets; specific research, clinical, regulatory, commercial or compliance milestones; and business development and financing initiatives. We generally evaluate individual performance by reviewing the extent to which goals relating to specific, pre-determined individual performance criteria are achieved in each Named Executive’s area of responsibility. Within each Named Executive’s area of responsibility, individual performance goals are aligned with the corporate performance goals discussed above.

Executive compensation generally consists of a combination of:

•       base salary;

•       annual cash bonuses;

•       stock options;

•       other benefits, such as health, dental, disability and life insurance;

•       perquisites such as travel, relocation and temporary living expenses, as necessary; and

•       severance and change-in-control payments.

We do not have any formal or informal policy or target for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation or among the different forms of non-cash compensation. Instead, the Compensation Committee determines subjectively what it believes to be the appropriate level and mix of the various compensation components.

Base Salary.   Base salaries are established for our Named Executives at levels that are intended to reflect the scope of each Named Executive’s responsibilities and relevant background, training and experience. We believe that base salaries, which provide to each Named Executive current income, are a fundamental element of our executive compensation program. When establishing the base salaries of our Named Executives, the Compensation Committee takes into account the seniority of the individual, the functional role of the position, the level of the individual’s responsibility and the base salaries and overall compensation paid to comparable officers in other companies with which we compete for executives. Base salaries are reviewed at least annually by our Compensation Committee, and are adjusted from time to time to ensure that our executive compensation structure remains aligned with our compensation objectives.

Annual Incentive Cash Bonus.   We use annual incentive cash bonuses to motivate our Named Executives to achieve and exceed specified goals in a time frame that is typically one year in duration. The level of bonus pay for any Named Executive is related to each Named Executive’s achievement of specified goals.

The goals of each Named Executive are focused upon the achievement of specific research, clinical, regulatory, commercial, financial, compliance or operational milestones. Goals are proposed as a result of periodic discussion between the Chief Executive Officer and each of the other Named Executives, and are subject to approval by the Compensation Committee. The goals of the Chief Executive Officer are set by the Compensation Committee on the basis of the recommendation of the Chief Executive Officer and as a result of his detailed discussions with the Compensation Committee.

The goals of individual Named Executives are tailored to specified activities appropriate to their individual roles within our organization. The activities specified are also considered to be conducive to the creation of stockholder value and designed to contribute to our current and future financial success. We believe that optimal stockholder value creation results from appropriately balancing strategic and tactical goals for each Named Executive.

Goals may relate to objective financial metrics, such as the achievement of a specified level of sales, objective non-financial achievements, such as the approval of a product candidate or the allowance of a patent, or to qualitative performance, such as assembling and integrating a new team into our operational structure. Goals are intended to be the result of sustained focused effort on the part of the Named Executive, and it is our expectation that, in normal circumstances, each Named Executive would achieve substantially all of their goals, and may overachieve a subset of those goals. We would not expect to retain any Named Executive who consistently failed to achieve any substantial portion of their goals. In 2005, the range of goal achievement among our Named Executives was approximately 105% to 140%, while in 2006, the goal achievement range was approximately 130% to 140%.

For example, in 2006 the Chief Executive Officer had nine specific goals. In judging the degree to which these goals were achieved, the Compensation Committee made qualitative and quantitative assessments of performance to each goal, which assessments were then expressed as a percentage of target achievement. After blending each of these assessments, the Compensation Committee determined that the Chief Executive had achieved 137% of his goals overall, representing an overachievement. This reflected significant overachievement of some goals, such as progress related to certain R&D projects that advanced ahead of schedule and the management of our cash balances which exceeded plan at year-end. This significant overachievement was balanced against lesser levels of achievement on other goals.

Our Chief Executive Officer and each Named Executive communicate regularly regarding our progress and that of the individual Named Executive in relation to articulated goals. Every effort is made to ensure appropriate focus on the part of each Named Executive, and to ensure that identified goals are tailored to address changes in circumstances during any year. The Chief Executive Officer initially assesses the degree to which each Named Executive achieves goals in any year, and then presents his assessment to the Compensation Committee. The Compensation Committee then reviews and approves the Chief Executive Officer’s recommendation or modifies the recommendation, if necessary.

Annual cash incentive bonus targets are set by the Compensation Committee as a percentage of each Named Executive’s base salary. For the Chief Executive Officer, in 2006, this target percentage was 50% of base salary, and will remain at 50% in 2007. For the other Named Executives in 2006 it was 40% and will also remain at that level in 2007. Overachievement of goals can result in an annual bonus that exceeds 100% of bonus target, up to a maximum pay out of 140% of bonus target. For example, a Named Executive with a base salary of $200,000 would have a target bonus of $80,000 (i.e., 40% of $200,000). If that Named Executive was assessed to have overachieved his or her goals by 25%, then his or her bonus payout would be $100,000 (i.e., 125% of $80,000), equivalent to 50% of base salary. At the same time, partial achievement of goals can result in an annual bonus that is less than 100% of bonus target. If, for example, the same Named Executive was assessed to have underachieved specified goals by 25%, then his or her bonus payout would be $60,000 (i.e., 75% of $80,000), equivalent to 30% of base salary.

In January and March of  2006, we paid bonuses to our Named Executives (which related to their performances in 2005) representing the following percentages of base salary earned in 2005:

Name	Target Bonus Level (%)	2005 Bonus Payments	Percentage of 2005 Base Salary
Colin W. Stewart	50%	$238,420	65.5%
Nancy C. Broadbent	40%	$133,952	56.0%
David F. Pfeiffer	40%	$113,575	44.3%
Klaus Theobald	40%	$130,000	50.0%
Andrew K.W. Powell	40%	$97,060	42.4%

In January and March of 2007, we paid bonuses to our Named Executives (which related to their performances in 2006) representing the following percentages of base salary earned in 2006.

Name	Target Bonus Level (%)	2006 Bonus Payments	Percentage of 2006 Base Salary
Colin W. Stewart	50%	$258,246	68.5%
Nancy C. Broadbent	40%	$143,360	56.0%
David F. Pfeiffer	40%	$137,670	52.0%
Klaus Theobald	40%	$139,932	52.0%
Andrew K.W. Powell	40%	$123,786	52.0%

We do not have a policy with respect to adjustment or recovery of compensation if relevant performance measures are later restated or otherwise adjusted.

Stock Options.   We use equity compensation as a component of our overall compensation because we believe that granting competitively sized equity awards, in which each Named Executive realizes value based upon growth in the stock price, allows us to achieve our objectives of promoting sustained and long-term performance, increasing stockholder value and fostering retention of our Named Executives. Furthermore, we believe that equity compensation is a critical component of competitive compensation in the pharmaceutical industry in which we operate.

Executives who join us are awarded initial stock option grants. Additionally, the Compensation Committee approves annual grants of options to the Named Executives and certain other high performing executives based on each individual executive’s level of responsibility and perceived overall contribution to the generation of stockholder value. We do not use a quantitative formula to relate option grants to the degree to which an individual achieved his or her goals for a particular year. Goal achievement and non-goal specific activities are factored into making the assessment of an executive’s overall contribution. We intend that the annual aggregate value of awards (using the Black Scholes or equivalent valuation methodology) of options to executives will be set near competitive levels for companies represented in the compensation data we review. Typically option grants vest in equal annual installments over a five year period beginning on the first anniversary of the date of grant.

Each year, the Compensation Committee approves an annual stock option pool, that includes a pool of options for directors, a pool for Named Executives, a pool for specified senior managers and a pool to be allocated among a limited number of high performing non-officer employees from each of our field and home office teams. This pool of stock options is valued according to applicable accounting conventions, and included in the annual budget. The annual budget is then subject to the approval of the full Board of Directors.

In February 2007, we made the following stock option grants to the Named Executives, which grants represented the listed percentage of each Named Executive’s total compensation for fiscal 2006:

Name	February 2007 Number of Securities Underlying Options Granted/ Percentage of Total 2006 Compensation(1)
Colin W. Stewart	85,000/50%
Nancy C. Broadbent	35,000/56%
David F. Pfeiffer	35,000/57%
Klaus Theobald	35,000/53%
Andrew K.W. Powell	25,000/48%

(1)          Option value was calculated by determining the total estimated Black Scholes value of each award. The percentage of total compensation was calculated by applying this Black Scholes value to the total applicable compensation as provided in Summary Compensation table on page 24 of this Proxy Statement.

Timing and Pricing of Option Grants.   The Compensation Committee’s procedure for timing of equity grants provides assurance that grant timing is not being manipulated to result in a price that is favorable to employees. It is our policy that the annual equity grant date for all eligible employees, including the Named Executives, is linked to the first Board meeting in each calendar year, which is normally in late February or early March. This date is established well in advance and then confirmed by the Compensation Committee—typically at the Compensation Committee’s meeting in December of the preceding year. The late-February or early March grant date timing is driven by the fact that it coincides with our calendar-year-based performance management cycle, allowing us to deliver the equity awards close in time to performance appraisals, which increases the impact of the awards by strengthening the link between pay and performance.

Aside from the annual equity grant, it is our policy that options will normally be granted:

•       to non-management members of the Board of Directors, on the date of our annual general meeting each calendar year; and

•       to new hires on their date of hire.

We have adopted a policy relating to the grant of options that provides that in approving the date of any option grant outside these “normal” dates, our Board of Directors must take into account whether the designated date may give rise to any legal or financial reporting obligations, or may otherwise give rise to concerns related to the timing of option grants, and whether such designated date is in our best interests. Since adopting this policy in 2006, we have not made any awards outside the “normal” dates described above.

The Compensation Committee sets the exercise price of all stock options to equal the closing price of our common stock on NASDAQ Global Market on the date of grant and, under no circumstances, will the date on which the grant of an option is recorded in our records precede the date on which such option was actually granted.

Benefits and Other Compensation.   We provide our Named Executives with other benefits, reflected in the All Other Compensation column in the Summary Compensation Table, that we believe are reasonable, competitive and consistent with our overall executive compensation program. We believe that these benefits generally allow our executives to optimize the value received from all of the compensation and benefit programs offered. The costs of these benefits constitute only a small percentage of each Named Executive’s total compensation, and include premiums paid on disability and life insurance policies, our contributions to medical insurance coverage and 401(k) matching.

Perquisites.   We do not generally provide significant perquisites or personal benefits to our Named Executives.

Change of Control Payments.   Our Named Executives are party to change of control agreements that specify accelerated vesting of stock options and the payment of certain other amounts upon a change of control.

We provide for these change of control arrangements because we recognize that, as is the case with many publicly-held corporations, the possibility of a change in control of CollaGenex exists and such possibility, and the uncertainty and questions which it may raise among our executive officers, could result in the departure or distraction of executive officers to the detriment of our stockholders and us. Our Compensation Committee has determined that providing such change of control related benefits reinforces and encourages the continued employment and dedication of our Named Executives without distraction from the possibility of a change in control and related events and circumstances. We believe that such agreements are important to attract and retain the best possible executive talent.

Under the change of control agreements, in the event the employment of Ms. Broadbent or Messrs. Stewart, Pfeiffer, Theobald or Powell is terminated as a result of an involuntary termination within 24 months of a change of control, each as defined in the agreements, Ms. Broadbent and Messrs. Stewart, Pfeiffer, Theobald and Powell are entitled to receive, among other things, (i) a lump sum payment of two times base salary and two times the average bonus paid (two and a half times base salary and average bonus paid, in the case of Mr. Stewart) for the three fiscal years prior to the termination date, as defined in the agreements, (ii) health coverage and benefits for a period of 24 months and (iii) certain outplacement/administrative support for a period of 18 months. In addition, under the change of control agreements, if a change of control occurs while Ms. Broadbent or Messrs. Stewart, Pfeiffer, Theobald or Powell is employed by us, regardless of whether their employment relationship with us continues following such change of control, then all stock options granted to these individuals prior to the change of control will become fully vested and exercisable as of the date of the change of control to the extent such stock options are outstanding and unexercisable at the time of such termination.

In addition, each of the change of control agreements provides for an additional payment if a Named Executive would be subject to an excise tax, interest or penalty based on a payment provided for in the applicable change of control agreement.

For a further description of the foregoing arrangements, see “Potential Payments Upon Termination or Change in Control.”

Tax and Accounting Considerations

It is our policy generally to qualify compensation paid to executive officers for deductibility under section 162(m) of the Internal Revenue Code. Section 162(m) generally prohibits us from deducting the compensation of executive officers that exceeds $1,000,000 unless that compensation is based on the satisfaction of objective performance goals. Our 2005 Equity Incentive Plan is structured to permit awards under such plan to qualify as performance-based compensation and to maximize the tax deductibility of such awards. However, we reserve the discretion to pay compensation to our executive officers that may not be deductible.

We account for equity compensation paid to our employees under the rules of Statement of Financial Accounting Standards No. 123 (revised 2004), Share Based Payment, referred to as SFAS 123(R), that requires us to measure and recognize compensation expense in our consolidated financial statements for all share-based payments based upon an estimate of their fair value over the service period of the award. We record cash compensation as an expense at the time the obligation is accrued. We do not give consideration to the accounting impact of executive compensation when determining the nature or size of awards.

Non-Management Director Compensation

Non-management director compensation is set by the Board of Directors at the recommendation of the Compensation Committee. In 2006, the Compensation Committee recommended, and the Board approved, a new compensation and benefit program for non-management directors. In developing its recommendations, the Compensation Committee was guided by the following goals: compensation should fairly pay directors for work required in a company of our size and scope; compensation should align directors’ interests with the long-term interest of stockholders; and the structure of the compensation should be simple, transparent and easy for stockholders to understand. At that time, the Board determined that each non-management director would receive an annual retainer, a fee for each regularly scheduled board meeting attended in person, an annual fee for each committee on which the non-management director served and a fee for each committee the non-employee director chaired. In April 2007, the Board of Directors reexamined and approved a similar compensation and benefit program for non-management directors, adding a fee for each committee meeting attended. The Board of Directors also approved reimbursement to directors for reasonable and necessary expenses incurred in connection with attendance at meetings of the Board of Directors and other Company.

Upon appointment, each new non-management director is granted an option to purchase shares of common stock. Upon re-election at our annual meetings of stockholders, each non-employee director is also granted an option to purchase shares of our common stock. The number of options which a non-management director has the right to exercise each year may be reduced proportionately based on such non-management director’s attendance at meetings of the Board of Directors if the non-employee director fails to attend at least 75% of the meetings of the Board of Directors held in any calendar year.

For a further description of the compensation paid to non-management directors for 2006 and to be paid in 2007, see “Director Compensation.”

SUMMARY COMPENSATION TABLE

The following table sets forth information regarding compensation earned by our Chief Executive Officer, our Chief Financial Officer and each of our three other most highly compensated executive officers during our fiscal year ended December 31, 2006. We refer to these executive officers as our “Named Executives” elsewhere in this Proxy Statement.

Name and Principal Position	Year	Salary ($)	Option Awards(1)($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Colin W. Stewart President, Chief Executive Officer and Director	2006	377,000	894,358	258,246	3,844	(2)	1,533,448
Nancy C. Broadbent Senior Vice President, Chief Financial Officer and Treasurer	2006	255,300	162,871	143,360	8,550	(3)	570,081
David F. Pfeiffer Senior Vice President, Sales and Marketing	2006	264,750	146,359	137,670	8,550	(4)	557,329
Klaus Theobald Senior Vice President and Chief Medical Officer	2006	269,100	189,665	139,932	3,844	(5)	602,541
Andrew K.W. Powell Vice President, General Counsel and Secretary	2006	238,050	106,800	123,786	3,844	(6)	472,480

(1)          Valuation based on the dollar amount recognized for financial statement reporting purposes pursuant to SFAS No. 123(R) with respect to fiscal 2006, except that such amounts do not reflect an estimate of forfeitures related to service-based vesting conditions. With respect to the named executive officers listed above, the amounts reported in these columns reflect additional expense resulting from the requirements of the Securities and Exchange Commission to report option grants made prior to 2006 using the modified prospective transition method pursuant to SFAS 123(R). The assumptions used by us with respect to the valuation of option grants are more fully explained in Note 9 to our consolidated financial statements. The individual awards reflected in the summary compensation table are summarized below.

Name	Grant Date	Number of Shares Subject to Options	Number of Shares Vested in 2006	Value of awards under modified prospective transition method pursuant to SFAS No. 123(R)($)
Colin Stewart	12/8/2003	300,000	94,161	722,212
	3/10/2005	70,900	14,172	55,495
	2/9/2006	85,000	15,142	116,651
Nancy Broadbent	1/25/2002	30,000	514	3,142
	1/24/2003	24,000	5,826	43,622
	1/29/2004	26,000	4,257	32,658
	3/10/2005	26,300	7,008	27,442
	2/9/2006	40,000	7,270	56,007

David Pfeiffer	1/25/2002	40,000	171	1,045
	1/24/2003	24,000	5,912	44,266
	1/29/2004	26,000	4,257	32,658
	3/10/2005	24,400	6,501	25,457
	2/9/2006	30,000	5,573	42,933
Klaus Theobald	1/21/2004	80,000	16,000	125,504
	3/10/2005	22,600	5,421	21,228
	2/9/2006	30,000	5,573	42,933
Andrew Powell	9/23/2004	70,000	14,000	68,027
	3/10/2005	5,700	1,139	4,460
	2/9/2006	25,000	4,454	34,313

(2)          Amount consists of $2,640 in Company 401(k) matching contribution and disability insurance premiums of $1,204 paid on Mr. Stewart’s behalf.

(3)          Amount consists of $2,640 in Company 401(k) matching contribution, medical insurance premiums of $4,706 and disability insurance premiums of $1,204 paid on Ms. Broadbent’s behalf.

(4)          Amount consists of $2,640 in Company 401(k) matching contribution, medical insurance premiums of $4,706 and disability insurance premiums of $1,204 paid on Mr. Pfeiffer’s behalf.

(5)          Amount consists of $2,640 in Company 401(k) matching contribution and disability insurance premiums of $1,204 paid on Mr. Theobald’s behalf.

(6)          Amount consists of $2,640 in Company 401(k) matching contribution and disability insurance premiums of $1,204 paid on Mr. Powell’s behalf.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information regarding grants of awards made to our Named Executives during the fiscal year ended December 31, 2006:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Option Awards: Number of Securities Underlying	Exercise or Base	Grant Date Fair
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Options(2) (#)	Price of Option Awards ($/Sh)	Value of Option Awards ($)(3)
Colin W. Stewart	12/7/2006	—	$188,500	$263,900	—	—	—
	2/9/2006	—	—	—	85,000	11.34	654,823
Nancy C. Broadbent	12/7/2006	—	$102,120	$142,968	—	—	—
	2/9/2006		—	—	40,000	11.34	308,152
David F. Pfeiffer	12/7/2006	—	$105,900	$148,260	—	—	—
	2/9/2006	—	—	—	30,000	11.34	231,114
Klaus Theobald	12/7/2006	—	$107,640	$150,696	—	—	—
	2/9/2006	—	—	—	30,000	11.34	231,114
Andrew K.W. Powell	12/7/2006	—	$95,220	$133,308	—	—	—
	2/9/2006	—	—	—	25,000	11.34	192,595

(1)             Target and maximum amounts are based on the achievement of various research, clinical, regulatory, financial and operational milestones, which are specific to each Named Executive.

(2)             The shares of common stock underlying such options vest in five equal annual installments commencing on the first anniversary of the date of grant.

(3)             Amounts represent the total grant date fair value of stock options granted in fiscal 2006 under SFAS No. 123(R). The assumptions used by us with respect to the valuation of option grants are more fully explained in Note 9 to our consolidated financial statements.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding outstanding stock option awards held by our Named Executives at the end of the fiscal year ended December 31, 2006:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Colin W. Stewart	180,000	(1)	120,000	10.25	12/8/2013
	14,180	(2)	56,720	5.67	3/10/2015
	—	(3)	85,000	11.34	2/9/2016
Nancy C. Broadbent	25,000		—	6.25	2/12/2008
	25,000		—	10.06	1/15/2009
	25,000		—	18.063	2/16/2010
	35,000		—	5.188	2/27/2011
	30,000		—	7.97	1/25/2012
	18,000	(4)	6,000	10.16	1/24/2013
	13,000	(5)	13,000	10.23	1/29/2014
	5,260	(6)	21,040	5.67	3/10/2015
	—	(7)	40,000	11.34	2/9/2016
David F. Pfeiffer	60,000		—	10.63	7/23/2007
	20,000		—	6.25	2/12/2008
	25,000		—	10.06	1/15/2009
	50,000		—	18.63	2/16/2010
	35,000		—	5.188	2/27/2011
	40,000		—	7.97	1/25/2012
	18,000	(8)	6,000	10.16	1/24/2013
	13,000	(9)	13,000	10.23	1/29/2014
	4,880	(10)	19,520	5.67	3/10/2015
	—	(11)	30,000	11.34	2/9/2016
Klaus Theobald	32,000	(12)	48,000	10.46	1/21/2014
	4,520	(13)	18,080	5.67	3/10/2015
	—	(14)	30,000	11.34	2/9/2016
Andrew K.W. Powell	28,000	(15)	42,000	6.70	9/23/2014
	1,140	(16)	4,560	5.67	3/10/2015
	—	(17)	25,000	11.34	2/9/2016

       (1) The shares of common stock underlying this option vest in five equal annual installments beginning December 8, 2004. In certain circumstances, if the closing price of our common stock exceeds a pre-determined share price for a certain number of consecutive days, a portion of such options will vest.

       (2) The shares of common stock underlying this option vest in five equal annual installments beginning March 10, 2006.

       (3) The shares of common stock underlying this option vest in five equal annual installments beginning February 9, 2007.

       (4) The shares of common stock underlying this option vest in four equal annual installments beginning January 24, 2003.

       (5) The shares of common stock underlying this option vest in four equal annual installments beginning January 29, 2005.

       (6) The shares of common stock underlying this option vest in five equal annual installments beginning March 10, 2006.

       (7) The shares of common stock underlying this option vest in five equal annual installments beginning on February 9, 2007.

       (8) The shares of common stock underlying this option vest in four equal annual installments beginning January 24, 2003.

       (9) The shares of common stock underlying this option vest in four equal annual installments beginning January 29, 2005.

(10) The shares of common stock underlying this option vest in five equal annual installments beginning March 10, 2006.

(11) The shares of common stock underlying this option vest in five equal annual installments beginning February 9, 2007.

(12) The shares of common stock underlying this option vest in five equal annual installments beginning January 21, 2005.

(13) The shares of common stock underlying this option vest in five equal annual installments beginning March 10, 2006.

(14) The shares of common stock underlying this option vest in five equal annual installments beginning February 9, 2007.

(15) The shares of common stock underlying this option vest in five equal annual installments beginning September 23, 2005.

(16) The shares of common stock underlying this option vest in five equal annual installments beginning March 10, 2006.

(17) The shares of common stock underlying this option vest in five equal annual installments beginning February 9, 2007.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information regarding stock options exercised by our Named Executive during the fiscal year ended December 31, 2006.

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1)($)
Colin W. Stewart	—	—
Nancy C. Broadbent	25,000	$118,750
David F. Pfeiffer	—	—
Klaus Theobald	—	—
Andrew K.W. Powell	—	—

(1)   The aggregate dollar amount realized upon the exercise of an option represents the difference between the aggregate market price of the shares of our common stock underlying that option on the date of exercise and the aggregate exercise price of the option.

Employment, Severance and Change of Control Arrangements

We do not have formal employment agreements with any of our Named Executives. The employment of each Named Executive with us is on an at-will basis. Other than the change of control agreements discussed below, none of our Named Executives is currently party to a change in control or severance agreement with us. Our board of directors has the discretion to modify the compensation of each Named Executive.

As a condition to their employment, each Named Executive entered into a non-solicitation, invention assignment and non-disclosure agreement. Under these agreements, each Named Executive has agreed (i) not to solicit our employees during their employment and for a period of 24 months after the termination of their employment and (ii) to protect our confidential and proprietary information and to assign intellectual property developed during the course of their employment to us.

In addition, each of Ms. Broadbent and Mr. Pfeiffer have agreed that during the term of their employment and for a period of two years thereafter, they will not directly or indirectly provide services to or for any business engaged in research regarding the development, manufacture, testing, marketing or sale of collagenase inhibiting drugs for application in periodontal disease or any other application which, during the period of their employment with us, is either marketed or in advanced clinical development by us.

We have executed indemnification agreements with each of our Named Executives pursuant to which we have agreed to indemnify such parties to the full extent permitted by law, subject to certain exceptions, if any such party becomes subject to an action because such party is our officer, employee, agent or fiduciary.

On October 16, 2006, we entered into a new change of control agreements with Ms. Broadbent and Messrs. Stewart, Pfeiffer, Theobald and Powell.

Under the change of control agreements, in the event the employment of Ms. Broadbent or Messrs. Stewart, Pfeiffer, Theobald or Powell is terminated as a result of an involuntary termination within 24 months of a change of control, each as defined in the agreements, Ms. Broadbent and Messrs. Stewart, Pfeiffer, Theobald and Powell are entitled to receive, among other things, (i) a lump sum payment of two times base salary and two times the average bonus paid (two and a half times base salary and average bonus paid, in the case of Mr. Stewart) for the three fiscal years prior to the termination date, as defined in the agreements, (ii) health coverage and benefits for a period of 24 months and (iii) certain outplacement/administrative support for a period of 18 months. In addition, under the change of control agreements, if a change of control occurs while Ms. Broadbent or Messrs. Stewart, Pfeiffer, Theobald or

Powell is employed by us, regardless of whether their employment relationship with us continues following such change of control, then all stock options granted to these individuals prior to the change of control will become fully vested and exercisable as of the date of the change of control to the extent such stock options are outstanding and unexercisable at the time of such termination.

In addition, each of the change of control agreements provides for an additional payment if a Named Executive would be subject to an excise tax, interest or penalty based on a payment provided for in the applicable change of control agreement.

Potential Payments Upon Termination or Change in Control

The following table describes the potential payments and benefits upon an involuntary termination within 24 months of a change of control, for each of the following Named Executives as if their employment was terminated as of December 31, 2006:

Name	Estimated Total Value of Cash Payment (Salary and Bonus)	Estimated Total Value of Benefits Coverage Continuation(1)	Outplacement and Administrative Support(2)	Estimated Total Value of Equity Acceleration(3)	Total Termination Benefits
Colin W. Stewart	$1,682,362	$30,000	$20,000	$1,928,020	$3,660,382
Nancy C. Broadbent	$819,120	$30,000	$15,000	$1,290,233	$2,154,353
David F. Pfeiffer	$825,940	$30,000	$15,000	$1,470,263	$2,341,203
Klaus Theobald	$742,572	$30,000	$15,000	$547,280	$1,334,852
Andrew K.W. Powell	$859,864	$30,000	$15,000	$621,960	$1,526,824

(1)   Consists of medical, dental, vision, life and disability insurance coverage. The value is based upon the type of insurance coverage we carried for each Named Executive as of December 31, 2006 and is valued at the premiums in effect on December 31, 2006.

(2)   Assumes outplacement/administrative support for a period of 18 months plus reimbursement of up to $5,000 of out of pocket expenses incurred by each Named Executive.

(3)   Assumes the exercise and sale of all in-the-money outstanding options held by each Named Executive on December 29, 2006, on which the closing price of our common stock on the NASDAQ Global Market was $13.97.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of, and during 2006 consisted of, W. James O’Shea, who serves as Chairman, Robert C. Black and Robert J. Easton. There are no, and during 2006 there were no, Compensation Committee interlocks.

As of April 1, 2007, Mr. Easton, in his individual capacity, held 45,859 shares of our common stock. Such shares of common stock include those shares of common stock that were previously issued by us upon conversion of our Series A preferred stock, Series B preferred stock and Series C preferred stock previously held by Mr. Easton. As of April 1, 2007, Mr. Easton also held 2,000 shares of our Series D-1 preferred stock that were convertible into 23,529 shares of our common stock as of such date.

In September 1995, we entered into a registration rights agreement with each of the then holders of our Series A, Series B and Series C redeemable preferred stock pursuant to which we have granted certain registration rights to such stockholders. Pursuant to such registration rights agreement, at any time beginning six months after June 20, 1996, the effective date of our initial public offering, the holders of at least a majority of the common stock issued upon the conversion of the Series A, Series B and Series C redeemable preferred stock, referred to collectively as the Registrable Securities, have the right, subject to certain restrictions set forth in the registration rights agreement, to require that we register the Registrable

Securities requested by such holders at our expense (on no more than two occasions) on either a Form S-1, Form S-2 or Form S-3 Registration Statement under the Securities Act of 1933, as amended. We are not, however, required to register any Registrable Securities unless such shares represent at least 10% of our outstanding shares of common stock, or, if less than 10%, if the anticipated aggregate offering price exceeds $1,000,000.

The holders of Registrable Securities also have the right to an unlimited number of registrations on Form  S-3 under the Securities Act of 1933, as amended. We are not, however, required to effect such a registration unless the requesting holders reasonably anticipate having an aggregate disposition price of at least $500,000.

Also in September 1995, we granted to the then holders of Series A, Series B and Series C redeemable preferred stock certain rights to participate in certain future offerings undertaken by us. Such rights to participate require that, with certain exceptions including, but not limited to, an underwritten public offering, any time we propose to issue, sell or exchange, or reserve therefor, any securities, we must first offer to sell to each of the pre-conversion holders of Series A, Series B and Series C redeemable preferred stock their respective pro rata share of such securities at a price and on terms identical to the price and terms of the securities proposed to be issued, sold or exchanged in the applicable offering.

In May 1999, we entered into a Stockholder and Registration Rights Agreement with each of the holders of our Series D preferred stock, or the Series D Holders, pursuant to which, among other things, we registered on a Registration Statements on Form S-3 all of the shares of our common stock underlying the shares of Series D preferred stock and all of the shares of common stock issued as dividends on the Series D preferred stock to the holders thereof.

On December 15, 2005, we executed a Restructuring and Exchange Agreement, or the Restructuring Agreement, with each of the Series D Holders pursuant to which the Series D Holders agreed to effect an exchange whereby we exchanged all 200,000 outstanding shares of Series D preferred stock for 200,000 shares of the Series D-1 preferred stock. We subsequently registered all of the shares of common stock underlying the shares of Series D-1 preferred stock on a Registration Statement on Form S-3.

The holders of at least a majority of the Series D-1 preferred stock also have the right, subject to certain restrictions, to require us to register the shares of common stock underlying their Series D-1 preferred stock on a Registration Statement on Form S-1 at our expense (on no more than two occasions). Also, pursuant to the Stockholder and Registration Rights Agreement, if we propose to register any of our securities under the Securities Act of 1933, as amended, for sale to the public, the holders of the Series D-1 preferred stock have certain piggyback registration rights with respect to the shares of common stock underlying their Series D-1 preferred stock at our expense, subject to certain restrictions. In addition, if we grant registration rights to the holders of any of our securities that are more favorable than the registration rights granted under the Stockholder and Registration Rights Agreement, then the holders of the Series D-1 preferred stock shall be deemed to have been granted such superior registration rights as well with respect to the shares of common stock underlying their Series D-1 preferred stock. Also pursuant to the terms of the Stockholder and Registration Rights Agreement, the holders of Series D-1 preferred stock have certain rights of first refusal with respect to certain stock issuances by us.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the Company’s management. Based on this review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

By the Compensation Committee of the Board of Directors of CollaGenex Pharmaceuticals, Inc.:

W. James O’Shea, Chairman

Robert C. Black, Member

Robert J. Easton, Member

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED SHAREHOLDER MATTERS

There were, as of April 1, 2007, approximately 89 holders of record and approximately 3,979 beneficial holders of our common stock. The following table sets forth certain information, as of April 1, 2007, with respect to holdings of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of the common stock outstanding as of such date, based on currently available Schedules 13D and 13G filed with the Securities and Exchange Commission, (ii) each of our directors (which includes all nominees) and Named Executives, and (iii) all directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
(i) Certain Beneficial Owners:
Oaktree Capital Management, LLC	2,167,875	(3)	10.2%
OCM Principal Opportunities Fund, L.P.
333 South Grand Avenue, 28th Floor
Los Angeles, California 90071
Visium Asset Management, LLC	1,884,135	(4)	8.9%
950 Third Avenue
New York, New York 10022
SZ Investments, L.L.C.	1,710,000	(5)	8.0%
Chai Trust Company, L.L.C.
Two North Riverside Plaza, Suite 600
Chicago, Illinois 60606
EGI-Fund (05-07) Investors, L.L.C.	1,710,000	(6)	8.0%
EGI-Fund (02-04) Investors, L.L.C.
EGI-Managing Member (02-04), L.L.C.
SZ Investments, L.L.C.
Chai Trust Company, L.L.C.
Two North Riverside Plaza, Suite 600
Chicago, Illinois 60606
Deerfield Capital, L.P.	1,500,000	(7)	7.0%
Deerfield Partners, L.P.
Deerfield Special Situations Fund, L.P.
Deerfield Management Company, L.P.
Deerfield International Limited
Deerfield Special Situations Fund International Limited
James E. Flynn
780 Third Avenue, 37th Floor
New York, New York 10017
Talon Asset Management, LLC	1,263,889	(8)	5.9%
One North Franklin
Suite 900
Chicago, IL 60606

Morgan Stanley	1,244,021	(9)	5.8%
1585 Broadway
New York, New York 10036
Columbia Wanger Asset Management, L.P.	1,130,000	(10)	5.3%
227 West Monroe Street
Suite 3000
Chicago, IL 60606
Zesiger Capital Group LLC	1,082,000	(11)	5.1%
320 Park Avenue, 30th Floor
New York, New York 10022
(ii) Directors (which includes all nominees) and Named Executives:
Colin W. Stewart	245,369	(12)	1.2%
Nancy C. Broadbent	253,895	(13)	1.2%
David F. Pfeiffer	300,760	(14)	1.4%
Peter R. Barnett, D.M.D.	51,156	(15)	*
Robert Black	65,356	(16)	*
James E. Daverman	127,786	(17)	*
Robert J. Easton	109,744	(18)	*
Robert A. Beardsley, Ph.D.	19,100	(19)	*
W. James O’Shea	67,856	(20)	*
George Lasezkay, Pharm.D., J.D.	8,000	(21)	*
Klaus Theobald	63,040	(22)	*
Andrew K.W. Powell	37,880	(23)	*
(iii) All Directors and executive officers as a group (13 persons)	2,288,676	(24)	9.8%

                 * Less than 1%

       (1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons and entities named in the table have sole voting and investment power with respect to all shares.

       (2) Applicable percentage of ownership for each holder is based on 21,276,879 shares of common stock outstanding on April 1, 2007, plus any common stock equivalents and presently exercisable stock options or warrants held by each such holder, and options or warrants held by each such holder which will become exercisable within 60 days after April 1, 2007.

       (3) Information is based on a Schedule 13D/A (Amendment No. 6) dated December 20, 2005 as filed with the Securities and Exchange Commission. Includes 2,167,875 shares of common stock, of which 2,082,352 are issuable upon the conversion of 177,000 shares the Series D-1 preferred stock held thereby, 62,933 shares of common stock, including shares of common stock issued in payment of dividends on the Series D-1 preferred stock and 22,589 shares of common stock issuable upon exercise of certain options for which it has sole voting power and sole dispositive power.

       (4) Information is based on a Schedule 13G/A (Amendment No. 1) dated February 14, 2007 as filed with the Securities and Exchange Commission. Jacob Gottlieb beneficially owns 1,884,135 shares of common stock. Each of Mr. Gottlieb and Visium Asset Management, LLC reported that it has sole power to vote or direct the vote and sole power to dispose or direct the disposition of 1,884,135 shares of common stock. By virtue of his position as the principal of Visium Asset Management, LLC and the sole managing member of Visium Capital Management, LLC, Mr. Gottlieb may be deemed to beneficially own the 1,884,135 shares of common stock owned beneficially by Visium Asset Management, LLC.

       (5) Information is based on a Schedule 13G/A (Amendment No. 2) dated February 13, 2007 as filed with the Securities and Exchange Commission. Each of SZ Investments, L.L.C. and Chai Trust Company, L.L.C. acknowledge beneficial ownership of the 1,710,000 shares of common stock. Each of SZ Investments, L.L.C. and Chai Trust Company, L.L.C. reports that it has shared power to vote or direct the vote and shared power to dispose or direct the disposition of 1,710,000 shares of common stock.

       (6) Information is based on a Schedule 13G/A (Amendment No. 2) dated February 13, 2007 as filed with the Securities and Exchange Commission. EGI-Fund (05-07) Investors, L.L.C. beneficially owns 1,291,500 shares of common stock. EGI-Fund (05-07) Investors, L.L.C. reports that it has shared power to vote or direct the vote and shared power to dispose or direct the disposition of 1,291,500 shares. EGI-Fund (02-04) Investors, L.L.C. and EGI-Managing Member (02-04), L.L.C. share beneficial ownership of 418,500 shares of common stock. EGI-Fund (02-04) Investors, L.L.C. and EGI-Managing Member (02-04), L.L.C. each report that it has shared power to vote or direct the vote and shared power to dispose or direct the disposition of 418,500 shares of common stock. SZ Investments, L.L.C. and Chai Trust Company, L.L.C. share beneficial ownership of, the power to vote or to direct the vote of, and the power to dispose or direct the disposition of, the 1,710,000 shares of common stock held by EGI-Fund (05-07) Investors, L.L.C. and EGI-Fund (02-04) Investors, L.L.C.

       (7) Information is based on a Schedule 13G/A (Amendment No. 1) dated February 13, 2007 as filed with the Securities and Exchange Commission. Deerfield Capital, L.P. reports that it beneficially owns 573,373 shares of common stock. Deerfield Capital, L.P. has shared power to vote or direct the vote and shared power to dispose or vote the disposition of 573,373 shares of common stock. Deerfield Partners, L.P. reports that it beneficially owns 499,503 shares of common stock. Deerfield Partners, L.P. has shared power to vote or direct the vote and shared power to dispose or vote the disposition of 499,503 shares of common stock. Deerfield Special Situations Fund, L.P. reports that it beneficially owns 73,870 shares of common stock. Deerfield Special Situations Fund, L.P. has shared power to vote or direct the vote and shared power to dispose or vote the disposition of 73,870 shares of common stock. Deerfield Management Company, L.P. reports that it beneficially owns 926,627 shares of common stock. Deerfield Management Company, L.P. has shared power to vote or direct the vote and shared power to dispose or vote the disposition of 926,627 shares of common stock. Deerfield International Limited reports that it beneficially owns 777,997 shares of common stock. Deerfield International Limited has shared power to vote or direct the vote and shared power to dispose or vote the disposition of 777,997 shares of common stock. Deerfield Special Situations Fund International Limited reports that it beneficially owns 148,630 shares of common stock. Deerfield Special Situations Fund International Limited has shared power to vote or direct the vote and shared power to dispose or vote the disposition of 148,630 shares of common stock. James E. Flynn beneficially owns 1,500,000 shares of common stock. Mr. Flynn reports that he has shared power to vote or direct the vote and shared power to dispose or vote the disposition of 1,500,000 shares of common stock.

       (8) Information is based on a Schedule 13G/A (Amendment No. 2) dated February 2, 2007 as filed with the Securities and Exchange Commission. Talon Asset Management, LLC reports that it beneficially owns 1,263,889 shares of common stock. Talon Asset Management, LLC reports that it has shared power to vote or direct the vote and shared power to dispose or direct the disposition of 1,263,889 shares of common stock. The shares are either (a) held on behalf of discretionary clients of Talon Asset Management, LLC or (b) held on behalf of one or more private funds organized as limited partnership, as manager of the general partnership of those private funds. To the knowledge of Talon Asset Management, LLC, no client has the right to receive dividends or direct the proceeds from the sale of interests relating to more than 5% of the class. From time to time, a private fund may make distributions of partnership income to limited partners, none of which has an interest relating to more than 5% of the class.

       (9) Information is based on a Schedule 13G dated February 15, 2007 as filed with the Securities and Exchange Commission. Morgan Stanley reports that it beneficially owns 1,244,021 shares of common stock. Morgan Stanley reports that it has sole power to vote or direct the vote and sole power to dispose or direct the disposition of 1,244,021 shares of common stock. The securities being reported by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by FrontPoint Partners LLC, an investment adviser. FrontPoint Partners LLC is a wholly-owned subsidiary of Morgan Stanley.

(10) Information is based on a Schedule 13G dated January 11, 2007 as filed with the Securities and Exchange Commission. Columbia Wanger Asset Management, L.P. reports that it beneficially owns 1,130,000 shares of common stock. Columbia Wanger Asset Management, L.P. reports that it has sole power to vote or direct the vote and sole power to dispose or direct the disposition of 1,130,000 shares of common stock. The shares reported by Columbia Wanger Asset Management, L.P. include the shares held by Columbia Acorn Trust, a Massachusetts business trust that is advised by the reporting person.

(11) Information is based on a Schedule 13G/A (Amendment No 9) dated February 13, 2007 as filed with the Securities and Exchange Commission. Zesiger Capital Group LLC, in its capacity as investment adviser, may be deemed to beneficially own 1,082,000 shares of common stock, which shares are held of record by clients of Zesiger Capital Group LLC. Zesiger Capital Group LLC reports that it has sole power to vote or direct the vote of 866,500 shares of common stock and sole power to dispose or direct the disposition of 1,082,000 shares of common stock.

(12) Includes 225,360 shares of common stock underlying options that are or may be exercisable as of April 1, 2007 or 60 days after such date.

(13) Includes 202,020 shares of common stock underlying options that are or may be exercisable as of April 1, 2007 or 60 days after such date. Also includes 2,000 shares of common stock held in the name of Ms. Broadbent’s spouse and 1,000 shares of common stock held in the name of Ms. Broadbent’s parent, who resides with Ms. Broadbent.

(14) Includes 289,260 shares of common stock underlying options that are or may be exercisable as of April 1, 2007 or 60 days after such date.

(15) Includes 40,356 shares of common stock underlying options that are or may be exercisable as of April 1, 2007 or 60 days after such date.

(16) Consists of 65,356 shares of common stock underlying options that are or may be exercisable as of April 1, 2007 or 60 days after such date.

(17) Includes 50,786 shares of common stock underlying options that are or may be exercisable as of April 1, 2007 or 60 days after such date.

(18) Consists of (a) 40,356 shares of common stock underlying options that are or may be exercisable as of April 1, 2007 or 60 days after such date, (b) 23,529 shares of common stock issuable upon the conversion of 2,000 shares of the Series D-1 preferred stock held by Mr. Easton, (c) 41,409 shares of common stock, including 214 shares of common stock issued in payment of dividends on such Series D-1 preferred stock and (d) 4,450 shares of common stock held as trustee for the Rachel Easton Charitable Trust.

(19) Consists of 100 shares of common stock Dr. Beardsley indirectly owns through a 401(k) plan and 19,000 shares of common stock underlying options that are or may be exercisable as of April 1, 2007 or 60 days after such date.

(20) Consists of 67,856 shares of common stock underlying options that are or may be exercisable as of April 1, 2007 or 60 days after such date.

(21) Consists of 8,000 shares of common stock underlying options that are or may be exercisable as of April 1, 2007 or 60 days after such date.

(22) Consists of 63,040 shares of common stock underlying options that are or may be exercisable as of April 1, 2007 or 60 days after such date.

(23) Consists of 1,600 shares of common stock held by Mr. Powell, 500 shares held by the Uniform Trust for Minors Account of Mr. Powell’s daughter and 500 shares held by the Uniform Trust for Minors Account of Mr. Powell’s son and 35,280 shares of common stock underlying options which are or may be exercisable as of April 1, 2007 or 60 days after such date.

(24) See Notes 12 through 23.

Series D-1 Preferred Stock

There were, as of April 1, 2007, eight holders of record of our Series D-1 preferred stock. The following table sets forth certain information, as of April 1, 2007, with respect to the beneficial ownership of our Series D-1 preferred stock by (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of Series D-1 preferred stock outstanding as of such date, (ii) each of our directors (which includes all nominees) and Named Executives who beneficially own shares of Series D-1 preferred stock and (iii) all directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
(i) Certain Beneficial Owners:
OCM Principal Opportunities Fund, L.P.	177,000	(3)	88.5%
Richard A. Horstmann	10,000	(4)	5.0%
(ii) Directors (which includes all nominees) and Named Executives:
Robert J. Easton	2,000	(5)	1.0%
(iii) All Directors and executive officers as a group (13 persons)	2,000	(5)	1.0%

(1)          Except as set forth in the footnotes to this table and subject to applicable community property law, the persons and entities named in the table have sole voting and investment power with respect to all shares.

(2)          Applicable percentage of ownership is based on 200,000 shares of Series D-1 preferred stock outstanding on April 1, 2007.

(3)          Such shares of Series D-1 preferred stock are convertible into 2,082,352 shares of common stock.

(4)          Such shares of Series D-1 preferred stock are convertible into 117,647 shares of common stock.

(5)          Such shares of Series D-1 preferred stock are convertible into 23,529 shares of common stock.

Equity Compensation Plan Information

The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2006:

Plan Category		Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
(i)	Equity compensation plans approved by security holders Option Plans(1):	2,705,840	$10.16	889,155
(ii)	Equity compensation plans not approved by security holders(2):	815,215	$8.14	—
Total		3,521,055	$9.69	889,155

(1)          Includes information regarding the following stockholder-approved equity compensation plans: (i) 1992 Stock Option Plan, as amended; (ii) 1996 Stock Option Plan, as amended; (iii) 1996 Non-Employee Director Stock Option Plan, as amended; and (iv) 2005 Equity Incentive Plan.

(2)          The following describes the material features of our equity compensation plans that have not been approved by our security holders, as set forth in the above table:

On March 12, 2001, we consummated a private equity offering of 1,500,000 shares of common stock for an aggregate purchase price of $7.5 million. The investors in such financing were issued warrants to purchase an aggregate of 400,000 shares of our common stock, which were exercisable for up to three years from the date of such financing at an exercise price per share of $6.00. We also issued to our financial advisor in such financing warrants to purchase an aggregate of 150,000 shares of our common stock, which were exercisable for up to three years from the date of such financing at an exercise price per share of $5.70. As of December 31, 2004, all such warrants were exercised in full.

On February 14, 2002, we entered into an equity line arrangement under the terms of a Common Stock Purchase Agreement with Kingsbridge Capital Limited. The equity line provided for the sale of up to $8.5 million in registered shares of our common stock to Kingsbridge. The equity line terminated pursuant to its terms on February 13, 2003, and prior to such termination, we had drawn down and issued an aggregate of approximately $1.3 million in registered shares of common stock under such equity line arrangement. In connection with the consummation of the equity line and pursuant to the terms of a warrant agreement executed by us, we issued Kingsbridge a warrant to purchase 40,000 shares of our common stock at an exercise price of $9.38 per share. Such warrant became exercisable as of August 14, 2002, and will expire on August 13, 2007. We have registered the shares of our common stock that may be issued by us upon any exercise of the warrant by Kingsbridge under a registration statement on Form S-3.

On January 15, 1999 and February 27, 2001, we granted options to Brian M. Gallagher, Ph.D., our former President and Chief Executive Officer, to purchase 75,000 and 100,000 shares of our common stock, respectively, at respective per share exercise prices of $10.063 and $5.1875. Pursuant to the terms of the Transition Agreement and Release we executed with Dr. Gallagher (i) the vesting period of the options granted on January 15, 1999 has been accelerated such that they are fully vested and shall remain exercisable until January 14, 2009 and (ii) the vesting period of the options granted on February 27, 2001 has been accelerated such that they are fully vested and shall remain exercisable until February 26, 2011. Mr. Gallagher exercised options to purchase 75,000 shares of our common stock in 2004.

On January 15, 1999 and February 27, 2001, we granted options to Robert A. Ashley, our former Senior Vice President of Commercial Development, to purchase 35,000 and 80,000 shares of our common stock, respectively, at respective per share exercise prices of $10.063 and $5.1875. The options granted on January 15, 1999 were to vest in five equal annual installments beginning on the first anniversary of the date of grant and expire on the earlier of January 14, 2009 or 90 days after Mr. Ashley ceased to be employed by us. The options granted on February 27, 2001 were to vest in five equal installments beginning on the date of grant and thereafter on each anniversary of the date of grant and expire on the earlier of February 26, 2011 or 90 days after Mr. Ashley ceased to be employed by us. Mr. Ashley resigned from his position with us on February 28, 2004. Mr. Ashley exercised options to purchase 99,000 shares of our common stock in 2004. In addition, 16,000 options to purchase shares of our common stock held by Mr. Ashley were cancelled in 2004.

On January 15, 1999 and February 27, 2001, we granted options to Nancy C. Broadbent, our Chief Financial Officer and Treasurer, to purchase 25,000 and 50,000 shares of our common stock, respectively, at respective per share exercise prices of $10.063 and $5.1875. The options granted on January 15, 1999 expire on the earlier of January 14, 2009 or 90 days after Ms. Broadbent ceases to be employed by us. The options granted on February 27, 2001 expire on the earlier of February 26, 2011 or 90 days after Ms. Broadbent ceases to be employed by us. Ms. Broadbent exercised a portion of the February 2001 options to purchase 15,000 shares of our common stock in 2003.

On January 15, 1999 and February 27, 2001, we granted options to David F. Pfeiffer, our Senior Vice President of Sales and Marketing, to purchase 25,000 and 80,000 shares of our common stock, respectively, at respective per share exercise prices of $10.063 and $5.1875. The options granted on January 15, 1999 expire on the earlier of January 14, 2009 or 90 days after Mr. Pfeiffer ceases to be employed by us. The options granted on February 27, 2001 expire on the earlier of February 26, 2011 or 90 days after Mr. Pfeiffer ceases to be employed by us. Mr. Pfeiffer exercised a portion of the February 2001 options to purchase 45,000 shares of our common stock in 2003.

On January 15, 1999 and February 27, 2001, we granted options to Douglas C. Gehrig, our former Vice President of Corporate Accounts, to purchase 25,000 and 50,000 shares of our common stock, respectively, at respective per share exercise prices of $10.063 and $5.1875. The options granted on January 15, 1999 were to vest in five equal annual installments beginning on the first anniversary of the date of grant and expire on the earlier of January 14, 2009 or 90 days after Mr. Gehrig ceased to be employed by us. The options granted on February 27, 2001 were to vest in five equal installments beginning on the date of grant and thereafter on each anniversary of the date of grant and expire on the earlier of February 26, 2011 or 90 days after Mr. Gehrig ceased to be employed by us. Mr. Gehrig separated from us on April 30, 2004. Mr. Gehrig exercised options to purchase 40,000 shares of our common stock in 2003 and 2004. In addition, 35,000 options to purchase shares of our common stock held by Mr. Gehrig were cancelled in 2004.

On October 12, 2000, we granted options to Michael Romanowicz, our Vice President of Professional Affairs and Managed Care, to purchase 9,000 shares of our common stock at an exercise price of $5.00 per share. The options expire on the earlier of October 11, 2010 or 90 days after Mr. Romanowicz ceases to be employed by us. Mr. Romanowicz exercised a portion of these options to purchase 4,500 shares of our common stock in 2003.

On October 12, 2000, we granted options to approximately 128 of our employees to purchase an aggregate of 237,750 shares of our common stock at an exercise price of $5.00 per share. Such options generally vested in two to four equal annual installments beginning on the first anniversary of the date of grant and expire on the earlier of October 11, 2010 or 90 days after employment with us terminates. As of December 31, 2006, 144,500  of such options had been exercised and 60,500 of such options had been canceled.

On May 16, 1996, June 3, 1996 and January 15, 1999 we granted options to four employees to purchase an aggregate of 18,500 shares of common stock with exercise prices ranging from $2.00 to $10.063 per share. As of December 31, 2006, 11,000 of such options had been exercised and no options had been canceled.

On December 8, 2003, we granted options to Colin W. Stewart, our President and Chief Executive Officer effective the date of commencement of his employment. These options were granted without stockholder approval pursuant to NASDAQ Marketplace Rule 4350(i)(1)(A)(iv) under the following terms:  300,000 non-qualified stock options, exercise price equal to the fair market value on the grant date, ten-year duration and vesting at the rate of 20% for each year of service with us. In certain circumstances, if the closing price of our common stock, as quoted on the NASDAQ Global Market, exceeds a pre-determined per share price for a certain number of consecutive days, a portion of such options will vest immediately.

On August 11, 2004, we granted options to Greg Ford, our Vice President, Business Development and Strategic Planning, and Brad Zerler, our Vice President of Research, in connection with the commencement of their employment. These options were granted without stockholder approval pursuant to NASDAQ Marketplace Rule 4350(i)(1)(A)(iv) under the following terms: 70,000 non-qualified stock options to Mr. Ford and 40,000 non-qualified stock options to Mr. Zerler, each with exercise prices equal to the fair market value on the grant date, ten-year duration and vesting at the rate of 20% for each year of service with us.

In addition, on September 23, 2004, we granted options to Andrew K.W. Powell, our Vice President, General Counsel and Secretary, in connection with the commencement of his employment. These options were granted without stockholder approval pursuant to NASDAQ Marketplace Rule 4350(i)(1)(A)(iv) under the following terms: 70,000 non-qualified stock options with an exercise price equal to the fair market value on the grant date, ten-year duration and vesting at the rate of 20% for each year of service with us.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

For information relating to certain registration rights and rights to participate in certain future offerings undertaken by us, held by Mr. Easton, who currently serves, and during 2006 served, as a member of our Compensation Committee, please see “EXECUTIVE COMPENSATION—Compensation Committee Interlocks and Insider Participation”.

As of April 1, 2007, OCM Principal Opportunities Fund, L.P. is entitled to identical registration rights and rights to participate in future offerings undertaken by us as is Mr. Easton, with respect to such shares of Series D-1 preferred stock.

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board of Directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our general counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our Audit Committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Audit Committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the Audit Committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the Audit Committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the Audit Committee will review and consider:

•       the related person’s interest in the related person transaction;

•       the approximate dollar value of the amount involved in the related person transaction;

•       the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•       whether the transaction was undertaken in the ordinary course of our business;

•       whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•       the purpose of, and the potential benefits to us of, the transaction; and

•       any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee may approve or ratify the transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in our best interests. The Audit Committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the Securities and Exchange Commission’s related person transaction disclosure rule, our Board of Directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•       interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction,  and (c) the amount involved in the transaction equals less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

•       a transaction that is specifically contemplated by provisions of our charter or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Compensation Committee in the manner specified in its charter.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

Dr.   Theobald previously served as chief executive officer and a director of Allergenics, Inc., a company engaged in the development of anti-allergy drugs. Allergenics filed for bankruptcy in 2003 under Chapter 7 of the U.S. Bankruptcy Code. The case was heard before the U.S. Bankruptcy Court for the Northern District of California, San Francisco Division. The assets of the company have been liquidated pending final distribution to creditors.

PROPOSAL NO. 2

TO APPROVE A PROPOSAL TO ISSUE GREATER THAN 2,900,814 SHARES OF OUR COMMON STOCK, IF NECESSARY, UPON CONVERSION OF THE OUTSTANDING SHARES OF OUR SERIES D-1 PREFERRED STOCK AS REQUIRED BY NASDAQ MARKETPLACE RULE 4350.

The holders of shares of our common stock are being asked to approve a proposal to issue greater than 2,900,814 shares of our common stock, if necessary, upon conversion of the outstanding shares of our Series D-1 preferred stock as required by NASDAQ Marketplace Rule 4350.

On December 15, 2005, the Series D Holders and we entered into the Restructuring Agreement to effect an exchange, or the Exchange, whereby we exchanged all 200,000 outstanding shares of our outstanding Series D preferred stock for 200,000 shares of our Series D-1 preferred stock. Initially, the Series D-1 preferred stock is convertible into 2,352,938 shares of our common stock, subject to adjust in accordance with the terms of the Series D-1 preferred stock.

Pursuant to the Restructuring Agreement, we agreed to:

•       a reduction in the conversion price of the Series D preferred stock from $9.89 per share to $8.50 per share of Series D-1 preferred stock;

•       register for resale all of the shares of common stock issuable upon conversion of the Series D-1 preferred stock and shares of common stock issued to the Series D Holders in connection with certain dividends for the period May 12, 1999 through June 30, 1999; and

•       file a Certificate of Designation, Preferences and Rights of the Series D-1 Cumulative Convertible Preferred Stock with the Secretary of State of the State of Delaware.

In addition to the exchange of the outstanding shares of Series D preferred stock into shares of Series D-1 preferred stock, the Series D Holders agreed to:

•       permanently waive their right to approve our research and development expenditures in excess of $7.0 million annually; and

•       a reduction in the number of consecutive trading days during which the closing price of our common stock must exceed two times the conversion price of the Series D-1 preferred stock before we can require mandatory conversion of the Series D-1 preferred stock into common stock from 40 trading days to 30 trading days.

Stockholder approval for the issuance of shares of common stock in connection with the conversion of the Series D-1 preferred stock in excess of 19.99% of the outstanding shares of our common stock on December 15, 2005, which was 2,900,814 shares, is necessary in order to comply with NASDAQ Marketplace Rule 4350(i)(1)(D)(ii), referred to herein as the 20% Rule. The 20% Rule requires stockholder approval prior to any transaction not involving a public offering that involves the sale, issuance or potential issuance by a listed company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the voting power of the company outstanding before the issuance for less than the greater of book or market value of the stock.

As discussed above, as a condition to the consummation of the Exchange, we filed the Certificate of Designation, Preferences and Rights of the Series D-1 Cumulative Convertible Preferred Stock with the Secretary of State of the State of Delaware. Under the provisions of the Certificate of Designation, Preferences and Rights of the Series D-1 Cumulative Convertible Preferred Stock, issuances of common stock upon conversion of the Series D-1 preferred stock were capped such that there could not be an issuance of 20% or more of the outstanding shares or voting power outstanding as of December 15, 2005 without prior stockholder approval, or the 20% Threshold. Accordingly, stockholder approval of the Exchange was not originally required under the 20% Rule.

If at any point we propose to issue any common stock, subject to certain exceptions, for a price per share less than the conversion price of the Series D-1 preferred stock then in effect, or a Triggering Transaction, and the number of shares of common stock previously issued upon conversion of the Series D-1 preferred stock together with the number of shares of common stock that would then be issuable in the event of conversion of all shares of Series D-1 preferred stock then outstanding as a result of such Triggering Transaction, would exceed the 20% Threshold we are obligated to obtain stockholder approval for the issuance of common stock in excess of the 20% Threshold.

As of April 1, 2007, the 200,000 shares of Series D-1 preferred stock were convertible into 2,352,938 shares of common stock. However, since the total number of shares of common stock that may be issued upon conversion of the Series D-1 preferred stock in the future could exceed the 20% Threshold, stockholder approval is required pursuant to the 20% Rule.

The affirmative vote by the holders of a majority of the shares of common stock represented at the Annual Meeting is required to approve Proposal No. 2. The holders of the outstanding shares of Series D-1 preferred stock are not entitled to vote on this proposal since they participated in the Exchange.

The Board of Directors recommends a vote FOR the approval of a proposal to issue greater than 2,900,814 shares of our common stock, if necessary, upon the conversion of the outstanding shares of our Series D-1 preferred stock as required by NASDAQ Marketplace Rule 4350.

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors intends, subject to stockholder approval, to retain KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2007. KPMG LLP also served as our independent registered public accounting firm for 2006.

Representatives of KPMG LLP are expected to attend the Annual Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

The affirmative vote by the holders of a majority of the shares of common stock and Series D-1 preferred stock to be voted on an as converted to common stock basis, voting together as a single class, represented at the Annual Meeting is required to approve Proposal No. 3.

The Board of Directors recommends a vote FOR the ratification of the selection by the Audit Committee of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2007.

Auditors’ Fees

The following table summarizes the fees billed to us for professional services rendered by KPMG LLP, our independent registered public accounting firm, for each of the last two fiscal years:

Fee Category	2006	2005
Audit Fees	$374,400	$332,500
Audit-Related Fees	$—	$—
Tax Fees	$—	$6,000
All Other Fees	$—	$—
Total Fees	$374,400	$338,500

Audit Fees

Audit fees consist of fees for the audit of our consolidated financial statements, the audit of our internal control over financial reporting, the review of the interim consolidated financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with securities filings or engagements. In 2006 and 2005, fees for professional services provided in connection with securities filings, including comfort letters, were approximately $70,000 and $67,500, respectively.

Audit-Related Fees

There were no fees to report in this category for 2006 and 2005.

Tax Fees

Tax fees in 2005 consist of fees for tax advice and tax planning services. There were no fees to report in this category for 2006.

All Other Fees

There were no fees to report in this category for 2006 and 2005.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee.

All engagements entered into with KPMG LLP in 2006 and 2005, were approved in accordance with the procedures described above.

Audit Committee Report

The Audit Committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2006 and has discussed these consolidated financial statements with our management and our independent registered public accounting firm. Management is responsible for the preparation of our consolidated financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. Our independent registered public accounting firm is responsible for conducting an independent audit of our annual consolidated financial statements in accordance with the generally accepted auditing standards and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of these processes.

The Audit Committee has also received from, and discussed with, our independent registered public accounting firm various communications that they are required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. SAS No. 61, as amended, requires our independent registered public accounting firm to discuss with our Audit Committee, among other things, the following:

•       methods used to account for significant unusual transactions;

•       the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•       the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•       disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the consolidated financial statements.

Our independent registered public accounting firm also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with our registered public accounting firm their independence. Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor’s professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006.

By the Audit Committee of the Board of Directors of CollaGenex:

Peter R. Barnett, D.M.D.
Audit Committee Chairman
James E. Daverman
Audit Committee Member
Robert A. Beardsley, Ph.D.
Audit Committee Member
George M. Lasezkay, Pharm.D., J.D.
Audit Committee Member

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2008 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to us at our offices at 41 University Drive, Newtown, Pennsylvania 18940, attention Andrew K.W. Powell, not later than December [   ], 2007.

Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advanced notice of such proposal to us at the aforementioned address not later than March [    ], 2008.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use their discretionary authority to vote the shares they represent, as our Board of Directors may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these other applicable requirements.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement or Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write to us at 41 University Drive, Newtown, Pennsylvania 18940, or call us at (215) 579-7388. If you want to receive separate copies of the Annual Report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULE THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON APRIL 5, 2007, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO MR. ANDREW K.W. POWELL, SECRETARY, COLLAGENEX PHARMACEUTICALS, INC., 41 UNIVERSITY DRIVE, NEWTOWN, PENNSYLVANIA 18940. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors,

Andrew K.W. Powell
Secretary
Newtown, Pennsylvania
April [ ], 2007

APPENDIX A

COLLAGENEX PHARMACEUTICALS, INC.

SECOND AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

A.                Purpose

1.                The purpose of the Audit Committee of the Board of Directors (the “Board”) of CollaGenex Pharmaceuticals, Inc. (the “Company”) is to assist the Board’s oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

B.               Structure and Membership

1.                Number.   Except as otherwise permitted by the applicable NASDAQ rules, the Audit Committee shall consist of at least three members of the Board.

2.                Independence.   Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by such rules, meet the criteria for independence set forth in Rule 10A 3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (subject to the exemptions provided in Rule 10A 3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

3.                Financial Literacy.   Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4.                Chair.   Unless the Board elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.                Compensation.   The compensation of Audit Committee members shall be as determined by the Board. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board or a committee of the Board.

6.                Selection and Removal.   Members of the Audit Committee shall be appointed by the Board, upon the recommendation of the Nominating and Corporate Governance Committee. The Board may remove members of the Audit Committee from such committee, with or without cause.

C.               Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the Company’s registered public accounting firm (the “Independent Auditor”), in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for establishing and maintaining adequate internal control over financial reporting. The Independent Auditor is responsible for auditing the Company’s financial statements and the Company’s internal control over financial reporting and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the Independent Auditor’s reports.

Oversight of Independent Auditor

1.                Selection.   The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the Independent Auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the Independent Auditor it appoints.

2.                Independence.   The Audit Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the Independent Auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the Independent Auditor describing all relationships between the Independent Auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the Independent Auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor, and effect the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act.

3.                Compensation.   The Audit Committee shall have sole and direct responsibility for setting the compensation of the Independent Auditor. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of the Independent Auditor established by the Audit Committee.

4.                Preapproval of Services.   The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the Independent Auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

5.                Oversight.   The Independent Auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the Independent Auditor, including resolution of disagreements between Company management and the Independent Auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the Independent Auditor regarding:

•        annual audit scope and plan, including any significant changes required in the plan during the course of the audit;

•        critical accounting policies and practices;

•        alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, the treatment preferred by the Independent Auditor and the Independent Auditor’s views about the quality, not just the acceptability of such treatments; and

•        other material written communications between the Independent Auditor and Company management.

In connection with its oversight role, the Audit Committee should also review with the Independent Auditor, from time to time as appropriate:

•        significant risks and uncertainties with respect to the quality, accuracy or fairness of presentation of the Company’s financial statements;

•        recently disclosed problems with respect to the quality, accuracy or fairness of presentation of the financial statements of companies similarly situated to the Company and recommended actions which might be taken to prevent or mitigate the risk of problems at the Company arising from such matters;

•        any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise);

•        any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement;

•        any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the Company and management responses thereto (focus should include adequacy of the Company’s controls, including computer systems controls and security);

•        accounting for unusual transactions;

•        adjustments arising from audits that could have a significant impact on the Company’s financial reporting process;

•        any recent SEC comments on the Company’s SEC reports, including in particular any unresolved or future-compliance comments; and

•        effects of any accounting initiatives as well as off balance sheet structures, if any.

Audited Financial Statements

6.                Review and Discussion.   The Audit Committee shall review and discuss with the Company’s management and Independent Auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

7.                Recommendation to Board Regarding Financial Statements.   The Audit Committee shall consider whether it will recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

8.                Audit Committee Report.   The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

9.                Independent Auditor Review of Interim Financial Statements.   The Audit Committee shall direct the Independent Auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the Independent Auditor’s review of interim financial information.

10.         Earnings Release and Other Financial Information   The Audit Committee shall discuss with management and the Independent Auditor the type and presentation of information to be disclosed in the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts, rating agencies and others.

11.         Quarterly Financial Statements.   The Audit Committee shall discuss with the Company’s management and Independent Auditor the Company’s quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Controls and Procedures

12.         Oversight.   The Audit Committee shall coordinate the Board’s oversight of the Company’s internal control over financial reporting and disclosure controls and procedures. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

13.         Procedures for Complaints.   The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Audit Committee shall periodically review the complaint procedures to confirm that they are effectively operating.

14.         Related Person Transaction Policies and Procedures.   The Audit Committee shall review the Company’s policies and procedures for reviewing and approving or ratifying “related person transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K ), including the Company’s Related Person Transaction Policy, and recommend any changes to the Board.

15.         Review of Related Person Transactions.   The Audit Committee shall review all related person transactions for potential conflict of interest situations on an ongoing basis in accordance with the Company’s Related Person Transaction Policy, and all such transactions shall be approved or ratified by the Audit Committee.

16.         Officers’ Expense Accounts   The Audit Committee shall review with management the policies and procedures with respect to officer expense accounts and perquisites, including their use of corporate assets.

17.         Evaluation of Financial Management. The Audit Committee shall coordinate with the Compensation Committee the evaluation of the Company’s financial management personnel.

18.         Risks and Exposures. The Audit Committee shall inquire of management and the Independent Auditor, or outside counsel, as appropriate, about legal, regulatory or other matters that expose the Company to risks that may have a material impact on the financial statements or compliance programs of the Company, or on the Company’s undertakings to regulators.

19.         Additional Powers. The Audit Committee shall have such other duties as may be assigned by law, the Company’s by-laws or as may be delegated from time to time by the Board.

D.              Procedures and Administration

1.                Meetings.   The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the Independent Auditor; (ii) the Company management, including inquiry with the CEO and CFO regarding the “quality of earnings” of the Company from a subjective as well as an objective standpoint; (iii) the Company’s internal auditors, if any, and (iv) general or outside counsel. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2.                Subcommittees.   The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3.                Reports to Board.   The Audit Committee shall report regularly to the Board.

4.                Charter.   At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval, including any changes necessary as a result of new laws or regulations.

5.                Independent Advisors.   The Audit Committee is authorized, without further action by the Board, to engage such independent legal, accounting, auditors other than the Independent Auditor and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6.                Investigations.   The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7.                Funding.   The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

8.                Self Assessment.   The Audit Committee shall, at least annually, conduct a self assessment to review the Committee’s effectiveness.

*****

PREFERRED STOCK
COLLAGENEX PHARMACEUTICALS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints Colin W. Stewart and Andrew K.W. Powell, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of CollaGenex Pharmaceuticals, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Philadelphia Marriott Downtown Hotel, 1201 Market Street, Philadelphia, Pennsylvania 19107 at 8:30 A.M., local time, on Wednesday, May 23, 2007, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

(continued and to be signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

COLLAGENEX PHARMACEUTICALS, INC.

PREFERRED STOCK

May 23, 2007

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

1.	ELECTION OF DIRECTOR
Nominee:
	☐ FOR	Robert A. Beardsley, Ph.D.
☐ WITHHOLD AUTHORITY
2.	APPROVAL OF PROPOSAL TO RATIFY THE SELECTION BY THE AUDIT COMMITTEE OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2007.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	In his or her discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.
Please check the box if you are planning to attend the Meeting in person. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Preferred Stockholder	Date:
Signature of Preferred Stockholder	Date:

IF HELD JOINTLY

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

COMMON STOCK
COLLAGENEX PHARMACEUTICALS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints Colin W. Stewart and Andrew K.W. Powell, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of CollaGenex Pharmaceuticals, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Philadelphia Marriott Downtown Hotel, 1201 Market Street, Philadelphia, Pennsylvania 19107 at 8:30 A.M., local time, on Wednesday, May 23, 2007, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

(continued and to be signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

COLLAGENEX PHARMACEUTICALS, INC.

COMMON STOCK

May 23, 2007

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

1.	ELECTION OF DIRECTORS	Nominees:
	☐ For All Nominees	☐ Colin W. Stewart
☐ Peter R. Barnett, D.M.D.
	☐ Withhold Authority for All Nominees	☐ Robert C. Black
☐ James E. Daverman
	☐ For All Except (See instructions below)	☐ Robert J. Easton
☐ George M. Lasezkay, Pharm D., J.D.
☐ W. James O’Shea
Instruction: To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •
2.

TO APPROVE A PROPOSAL TO ISSUE GREATER THAN 2,900,814 SHARES OF THE COMPANY’S COMMON STOCK, IF NECESSARY, UPON CONVERSION OF THE OUTSTANDING SHARES OF THE COMPANY’S SERIES D-1 PREFERRED STOCK AS REQUIRED BY NASDAQ MARKETPLACE RULE 4350.

		FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	APPROVAL OF PROPOSAL TO RATIFY THE SELECTION BY THE AUDIT COMMITTEE OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2007.	FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	In his or her discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.
Please check the box if you are planning to attend the Meeting in person. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Common Stockholder	Date:
Signature of Common Stockholder	Date:

IF HELD JOINTLY

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person